Exhibit 10.14

CONFIDENTIAL TREATMENT REQUESTED

Boston University

Massachusetts Institute of Technology

Synlogic, Inc.

License Agreement

Effective as of October 18, 2015

University/MIT Case Number	University/MIT Case Title
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

LICENSE AGREEMENT

Principal Terms & Milestones List

University/MIT Case Numbers:	See Exhibits A and B
University Case Titles:	See Exhibits A and B

Company Name:	Synlogic, Inc.

Entity Type (See 37 C.F.R. §1.27 and §1.29):	Large Entity
State or Country of Organization:	Delaware, U.S.

Company Fiscal Year:	December 31

Company Notice Address:	200 Sidney Street, Suite 320, Cambridge, MA 02139

Company Notice Facsimile:	617-401-9975

Company Notice E-mail:	[***]

Prior Patent Costs incurred as of November 30, 2016 (note: this takes into account payments made under Section 8 of the Option Agreement).	$311,860.89

Reimbursement of BU Legal Fees incurred as of 3-17-2016	$[***]

License Issue Consideration: (i) equity under the Equity Agreements:	[***]% Common Units in Synlogic LLC (the Parent) as of $[***] funding, allocated as follows: University: [***] Common Units MIT: [***] Common Units Omega: [***] Common Units

(ii) Issue Fee:	and $50,000

Minimum Royalty Amount, from the Effective Date of License Agreement:

For MRA Years 2– 3:	$[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

For MRA Years 4 and all subsequent years:	$[***]

Patent-Based Royalty Percentage:	[***]% Therapeutic Field of Use; [***]% Theranostic Field of Use; [***]% Diagnostics Field of Use

Sublicensee Royalty Revenue Percentage:	[***]%

Sublicense Lump Sum Percentage:	[***]%

Territory:	Worldwide

Therapeutic Field of Use:

Means the field that is limited to the use of genetically modified prokaryotic organisms to treat and/or prevent disease, disorders and/or conditions by: 1) in vivo delivery of such prokaryotic organisms to a subject; or 2) treatment of a subject’s sample or agent by ex vivo contact with such prokaryotic organisms coupled with a subsequent in vivo delivery of at least a portion of the treated sample or agent or by-product thereof to the subject, and for the avoidance of any doubt expressly excludes:

(a) the use of any such genetically modified prokaryotic organisms to manufacture pharmaceutically active biologic agents (e.g., peptide, protein, antibody, or nucleic acid), which biologic agents are packaged, delivered, licensed or sold separately from such genetically modified prokaryotic organisms;

(b) any Commercialization (as defined below) of diagnostic products using genetically modified prokaryotic organisms;

(c) any exclusive right to conduct research and/or development; and

(d) any right to exclude others from Commercialization of University or MIT owned Research Tools.

“Commercialization” means manufacture (make and have made rights), use, sale, offer for sale or importation.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

“Research Tool” means any plasmid, vector, virus or nucleic acid fragment capable of genetically modifying prokaryotic organism.

Theranostic Field of Use:	Means the field that is limited to the use of a Licensed Product to sense or report how a Therapeutic Licensed Product affects the in vivo environment and/or disease condition; and provided that the Theranostic Field of Use expressly excludes any prognostic applications/uses.

Diagnostics Field of Use:

Means the field that is limited to the use of Research Tools and genetically modified prokaryotic organisms for determining a disease, disease state, predisposition to disease or response to a treatment for a disease of a subject and expressly excludes:

(a)    the Therapeutic Field of Use;

(b)    the Theranostic Field of Use;

(c)    the Internal Research Field of Use; and/or

(d)    any cell line manufacture of a biologic agent (e.g., peptide, protein, antibody, or nucleic acid) as a drug.

Internal Research Field of Use:	Means the field that is limited to the use of a genetically modified prokaryotic organism or a Research Tool for internal research and development of products suitable for Commercialization in the Diagnostics Field of Use, Theranostic Field of Use or the Therapeutic Field of Use.

Milestones	Date	Payment
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

[***]	[***]	[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

LICENSE AGREEMENT

General Terms & Conditions

LICENSE AGREEMENT effective as of October 18, 2015 (the “Effective Date”), is by and between Trustees of Boston University, a Massachusetts non-profit corporation, having a principal place of business at One Silber Way, Boston, MA 02215 (“University”), Massachusetts Institute of Technology, a Massachusetts non-profit corporation, having a principal place of business at 77 Massachusetts Avenue, Cambridge, MA 02139 (“MIT”) (MIT and University are also referred to individually and collectively as “Licensor”1), and Synlogic, Inc., a corporation duly organized and existing under the laws of the State of Delaware, having a principal place of business at 200 Sidney Street, Suite 320, Cambridge, MA 02139 (as further defined herein, “Company”). Individually, University, MIT and Company are a “Party” and collectively, University, MIT and Company are the “Parties”.

WHEREAS, HHMI is an original owner of certain rights by assignment from the HHMI Inventors, [***], of his/their right, title and interest in the Patent Rights (as defined herein) in University Case Numbers: [***], and has, subject to the terms of the HHMI Collaboration Agreement and HHMI policies, assigned its interests in those Patent Rights to the University; and

WHEREAS, University is an owner of certain rights by assignment from [***] (solely with respect to University Case Numbers [***], [***], of [***] respective right, title and interest in the Patent Rights in University Case Numbers: [***] as further set forth on Exhibits A and B; and

WHEREAS, MIT is an owner of certain rights by assignment from [***] of [***] respective right, title and interest in the Patent Rights in University (MIT) Case Numbers: [***] and, further, is an owner of certain rights by assignment from [***] of [***] respective right, title and interest in the Patent Rights in University (MIT) Case Numbers: [***], and has entered into certain JIAAs and the MOU pursuant to which the University has been granted sole responsibility by MIT to grant options and licenses under MIT’s rights in those jointly owned Patent Rights; and

[1]	For clarity, Licensee’s obligations set forth in ARTICLE II, Sections 2.03, ARTICLE III, Sections 3.01(A), (F) and (G), ARTICLE IV, Section 4.01(A), 4.03, ARTICLE V (all), ARTICLE VIII, Section 8.02, ARTICLE IX, Sections 9.06, and ARTICLE XI, Section 11.04 shall be due to both University and MIT.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

WHEREAS, Licensee has conducted its own diligence review of the Patent Rights, understands and acknowledges that certain of the Patent Rights are subject to the Preexisting Rights and Government Rights, and have been the subject of Other Licenses (as those capitalized terms are defined below); and

WHEREAS, the Parties entered into an Option Agreement so that Licensee as Optionee could evaluate the commercial utility, safety and effectiveness of the Patent Rights (understanding that Licensee subsequently requested the addition of [***] as that case was not included in the Option Agreement), and

WHEREAS, the Option under the Option Agreement was not exercised and the Option Agreement has terminated; however, the Licensee wishes to obtain a license to use and practice the Patent Rights to develop, produce, market and sell products on the terms set forth herein (understanding that these terms have changed from those contemplated by the Option Agreement, in part, to take into account Licensee’s rights under the Sister Agreement and the restructuring of the Licensee); and

WHEREAS, Licensee is a wholly-owned subsidiary of Parent; and

WHEREAS, the Licensor desires to promote the public interest by granting a license thereto; and

WHEREAS, Licensor and Licensee understand and accept that it may serve the public good for there to be competitive sources of Licensed Product in certain markets, with appropriate safeguards to Licensee’s economic interests in other markets, as more fully specified herein and that the result of this will be the availability of drugs at affordable prices to poor segments of the world’s populations;

NOW, THEREFORE, in consideration of the mutual promises and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Licensor and Licensee hereby agree as follows:

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

ARTICLE I.     DEFINITIONS.

1.01 Capitalized terms used in this Agreement will have the meanings set forth in Schedule 1 annexed hereto. The definition of terms defined in the singular tense will include the plural tense and vice versa.

ARTICLE II.     LICENSE.

2.01 Grant. Subject to all of the terms, conditions, reservations and exclusions set forth in this Agreement, each of University and MIT hereby grants to Licensee, and Licensee hereby accepts, a right and license under its respective interest in the Patent Rights, as applicable, during the Term as follows:

(A)	an exclusive royalty-bearing license within the Territory to make, have made, use, lease, offer to sell, sell and import Licensed Products and Licensed Processes solely within the Therapeutic Field of Use, directly or by Sublicense (subject to Section 2.03 hereof);

(B)	an exclusive royalty-bearing license within the Territory to make, have made, use, lease, offer to sell, sell and import Licensed Products and Licensed Processes solely within the Theranostic Field of Use, directly or by Sublicense (subject to Section 2.03 hereof);

(C)	a nonexclusive, royalty-bearing license within the Territory to make, have made, use, lease, offer to sell, sell and import Licensed Products and Licensed Processes solely within the Diagnostics Field of Use, directly or solely under the Limited Sublicense Rights (as provided in Section 2.03 hereof); and

(D)	a nonexclusive license to make, have made and use Licensed Products and Licensed Processes solely within the Internal Research Field of Use, directly or solely under the Limited Sublicense Rights (as provided in Section 2.03 hereof) and only for the Internal Research Field of Use.

2.02 Exclusivity. Subject to the Reserved Rights, the Government Rights, the Preexisting Rights and the HHMI License, which are expressly reserved in this Agreement, the University and MIT each agrees that it will not grant further licenses under its respective interest in the Patent Rights to those granted under Section 2.01(A) and (B) hereof during the Exclusive Period. All other aspects of the license granted in Section 2.01 are nonexclusive to the Licensee.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

2.03 Sublicenses. Subject to Sections 2.03 (A)-(K), below, the grant under Section 2.01 (A) and (B) above includes a right for Company to enter into Sublicenses as specified provided that Company shall not grant any Sublicenses (other than a Label License) after the expiration or termination of the Exclusive Period. Subject to Sections 2.03 (A), (D), (E), (G), (I) and (K) below, the grant under Section 2.01 (C) and (D) above includes a right for Company to enter into Sublicenses solely for the Limited Sublicense Rights (as defined below).

(A)	Obligations to Licensor and Indemnified Parties. Any Sublicense (excluding Label Licenses which are separately addressed in Section 2.03(J), below) will specify that it is subject to this Agreement and that any Permitted Sublicensee agrees to be bound directly to the Licensor in respect of all obligations to the Licensor set forth in ARTICLE II, Sections 2.03, 2.04, 2.05, 2.06, and 2.07, ARTICLE IV, Sections 4.01(D), (E) and (F) as applicable, ARTICLE V (all, but only to the extent that the records, reporting and audit obligations are related to the calculation of Sublicense payments due hereunder and otherwise to Permitted Sublicensee’s compliance with Sublicense requirements set forth in this Agreement), ARTICLE VI, Sections 6.01, 6.02 and 6.03, ARTICLE VII, Sections 7.01, 7.03, 7.04 and 7.05, ARTICLE IX (all), ARTICLE X (all) and ARTICLE XI, Sections 11.01, 11.06 and 11.13. In addition, any Sublicense (excluding Label Licenses which are separately addressed in Section 2.03(J) below), will specify that any Permitted Sublicensee agrees to be bound directly to other indemnified parties under this Agreement, including HHMI, in respect of all terms of this Agreement intended for the protection of such indemnified parties, including without limitation the terms set forth in Sections 7.03, 7.04 and 11.13.

(B)	Copy to Licensor. A copy of each Sublicense and each amendment thereto or waiver issued in connection therewith will be sent by Company to the Licensor within thirty (30) days of execution by the parties thereto and Company will send a contemporaneous copy to Licensor of any termination notice sent to a Permitted Sublicensee.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

(C)	Consideration. Subject to Section 2.03(K), Company is not permitted to grant sublicenses to the Patent Rights for no consideration without prior written consent of Licensor. Moreover, without the prior written consent of the Licensor, consideration for any Sublicense will not include anything of value in lieu of cash payments. For the avoidance of any doubt, the requirements of this Section 2.03(C) forbid Company from sublicensing the Patent Rights as part of a cross-license agreement or as part of a settlement agreement without the Licensor’s prior written consent after full disclosure of the entire transaction contemplated by Company that in any way involves the Patent Rights.

(D)	No Waivers. Without the prior written consent of the Licensor, Company will not waive any material default or breach under any Sublicense and will not waive any breach or default of any of the requirements of Section 2.03(A).

(E)	Termination. Any Sublicense may specify that in the event of termination of this Agreement, so long as the Sublicense complies with this Agreement said Sublicense will continue in full force and effect and all rights and obligations of the Permitted Sublicensee, including without limitation the payment of royalties specified in said Sublicense, will inure to the benefit of the Licensor or its designee. Notwithstanding any other provision of this Agreement, Licensor shall not assume any obligation under any Sublicense without its prior written consent. Without limiting the foregoing, Licensor shall not be obligated to accept any provisions in the Sublicense that conflict with the rights granted by Licensor to Company, nor shall Licensor be obligated to accept provisions that are inconsistent with Licensor’s legal obligations under any other Sublicense granted by Company, or by applicable federal, state, or local statute or regulations or that violate Licensor’s policies. In no event shall Licensor be liable to a Permitted Sublicensee for any actual or alleged breach of such Sublicense by Company.

(F)	Further Sublicensing. Without the prior written consent of Licensor, a Permitted Sublicensee shall not grant any Sublicense except that a Permitted Sublicensee may grant a Label License so that any product it sells to an End-User may be used for its intended purpose only with respect to amounts of product purchased. Any purported sublicense granted by a Permitted Sublicensee (other than as expressly permitted herein) that has not been authorized by written consent of the Licensor will be null and void and constitute a material breach of this Agreement.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

(G)	No Enforcement of Patents. Without prior written consent of Licensor, no Sublicense granted by Company may grant any Permitted Sublicensee a right to enforce the Patent Rights.

(H)	Compulsory Licensing. Licensee or its Permitted Sublicensee(s) (as applicable) will promptly notify Licensor should a compulsory license be granted, or be the subject of a possible grant, by Licensee or a Permitted Sublicensee to a third party under the applicable laws, rules, regulations, guidelines, or other directives of any governmental or supranational agency in the Territory under the Patent Rights. Said notice will include any material information concerning such compulsory license, and the running royalty rates payable. To the extent that any terms and/or conditions of said compulsory license are: 1) inconsistent with Licensee’s obligations under this Agreement; and 2) dictated by said applicable laws, rules, regulations, guidelines, or other directives of any governmental or supranational agency, there is no breach of this Agreement. Notwithstanding the foregoing, to the extent permitted by law, Licensee must still pay to Licensor all applicable royalties, fees and other amounts due under Section 4.01 on amounts actually collected under said compulsory license(s).

(I)	Sublicensing To A Large Entity. For so long as Licensee remains a ‘small entity’, Licensee will notify Licensor within ten (10) business days after granting a Sublicense to any entity that is not a ‘small entity’ within the meaning set forth in 37 C.F.R. § 1.27. For so long as Licensee and its Permitted Sublicensees all remain a ‘small entity’, Licensee will likewise require its Permitted Sublicensees to notify Licensor within ten (10) business days in the event that any Permitted Sublicensee grants a sublicense to any entity that is not a ‘small entity’ within the meaning set forth in 37 C.F.R. §1.27. For the avoidance of any doubt, a Label License is not a Sublicense for purposes of this Section 2.03(I).

(J)	Label Licenses. Any Label License (or the product associated therewith) is subject to this Agreement and, in particular, must comply, or be consistent, with Sections 2.03(G), 6.01 and 6.02. All Licensed Product sold under a Label License will be subject to all of ARTICLE VII provided that the Company or its Permitted Sublicensee, rather than the

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

End User, will be the responsible/liable party. Any right or license under a Label License applies only to the amount of Licensed Product contained in the container or packaging bearing the Label License. Any dispute with Licensor associated with any Label License or product under a Label License will be resolved in accordance with ARTICLE X.

(K)	Limited Sublicense Rights. Company may grant to a third party a royalty-free Sublicense solely for the purpose of:

(i)	conducting a “clinical trial” (as that term is defined by the National Institutes of Health) or other research and/or development activity associated with the use of Licensed Products and/or Licensed Processes as may be required by the Food and Drug Administration (FDA) or other governmental regulatory agency from time to time (a “Clinical Trial”);

(ii)	conducting evaluations, research and/or development activity associated with the use of Licensed Products solely on behalf of Licensee in connection with a Licensed Product or a product expected to become a Licensed Product pursuant to the Licensee’s Development Plan, and for which the third party performing the contract research (collectively a “CRO”) is not granted any Commercialization or other rights in the Patent Rights or the associated Licensed Products and/or Licensed Processes relating to the CRO’s activities (“Contract Research”);

(iii)	working directly in collaboration with Licensee solely for bona fide internal research and development purposes to achieve a bona fide research and/or development goal for the commercialization of Licensed Products and/or Licensed Processes provided that the third party collaborator is not granted any Commercialization or other rights in the Patent Rights or the associated Licensed Products and/or Licensed Processes relating to the collaboration (other than pursuant to a royalty bearing Sublicense granted in accordance with Section 2.03 including without limitation Section 2.03(C) as applied without exception for this subsection (2.03(K)), and any funds for such collaboration are expressly intended to fund or pay for (i) the purchase or use of equipment, supplies, products or services, or (ii) the use of employees and/or consultants, as indicated by their inclusion as specific line items in a written agreement between Licensee and Sublicensee (a “Collaboration”); and

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

(iv)	with the prior written agreement of Licensor (“Licensor Permission”), Licensee may grant a Sublicense under section 2.01 (C) and/or 2.01 (D) beyond the grant set forth in 2.03(K)(i)-(iii).

The grant in subsection 2.03(K)(i)-(iii) above is limited to the duration of and activities directly associated with the applicable Clinical Trial, Contract Research or Collaboration and if agreed by Licensor, any grant under subsection 2.03(K)(iv), is limited to the terms, duration of and activities directly associated with the Licensor Permission (referred to collectively and individually as, the “Limited Sublicense Rights”). Licensee agrees to provide notice to University’s Office of Research Compliance: Conflicts of Interest, Boston University, 85 East Newton Street, Suite 810, 8th Floor Boston, MA 02118, at least sixty (60) days prior to commencing any Clinical Trial at Boston Medical Center.

2.04 Reserved Rights. The Licensor reserves the right to the University and MIT, Boston Medical Center Corporation (“BMCC”), HHMI, the Wyss Institute and to other non-profit research institutions (individually and collectively the “Institutions”) to practice and/or otherwise use the Patent Rights for any non-profit purpose, including sponsored research and/or collaborations (collectively, the “Reserved Rights”). Licensee agrees that, notwithstanding any other provision of this Agreement, it has no right to enforce any of the Patent Rights against the Institutions when used by them for a non-profit purpose. Licensee also agrees that the Institutions have the right to publish any information included in the Patent Rights.

2.05 Government and HHMI Rights. This Agreement is subject to, and Licensor hereby reserves, any applicable Government Rights. Licensee acknowledges that it has been informed that certain of the Patent Rights were developed, at least in part, by employee(s) of HHMI and that HHMI retains a paid-up, non-exclusive, irrevocable license to use the Patent Rights for HHMI’s research purposes, but with no right to assign or sublicense (the “HHMI License”). This Agreement is explicitly made subject to the HHMI License.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

2.06 Other Rights.

(A)	The license granted in this Agreement shall not be construed to confer any rights upon Licensee by implication, estoppel or otherwise: (a) to any technology or other intellectual property right of the University, BMCC, MIT or HHMI not specifically set forth in the Patent Rights regardless of whether such technology or patent rights shall be dominate or subordinate to any Patent Rights; or (b) beyond such rights as are expressly set forth herein. Without limitation, the University, BMCC, MIT and/or HHMI further reserve the right to practice, license or otherwise commercialize or use (A) all intellectual property rights that are not Patent Rights, (B) any of the Patent Rights within or outside the Diagnostics Field of Use and Internal Research Field of Use, and/or (C) any of the Patent Rights outside the Therapeutic Field of Use and/or Theranostic Field of Use, and/or the Territory.

(B)	Licensee further acknowledges and agrees that the license grant in Sections 2.01 and 2.02 is subject to the following pre-existing rights (collectively, the “Preexisting Rights”):

(i)	University has deposited certain materials relating to the Patent Rights with Addgene, Inc. under two separate Plasmid One-Time Deposit Agreements for further distribution by Addgene, Inc. on the terms provided in those Plasmid One-Time Deposit Agreements; and

(ii)	University and MIT have entered into numerous Material Transfer Agreements pursuant to which certain materials relating to the Patent Rights were transferred to non-profit and commercial entities.

2.07 Non-suit. Licensor and Licensee on behalf of themselves and any successors-in-interest to the Licensed Products and Licensed Processes covenant that they will not, before or after the Effective Date of this Agreement, assert any claim of patent infringement (including direct infringement, contributory infringement, and induced infringement) under any of the patents in the Patent List, any Licensed Processes or any Orange Book Patent Right for manufacture, use, sale, offer for sale or importation of Licensed Products against any third party engaged in the manufacture, use, sale offer for sale, or importation of Licensed Products in or for Non-Suit Countries for sale to Public Sector entities. The above notwithstanding, this non-suit provision will only apply to products which when offered for sale to End Users are in a Trade Dress that is different from Licensee’s Trade Dress in every respect.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

2.08 Affiliates. Notwithstanding anything herein to the contrary, the licenses granted to Licensee under Section 2.01 include the right to have some or all of Company’s rights or obligations under this Agreement exercised or performed by one or more of Company’s Affiliates, on Company’s behalf; provided, however, that any such Affiliate’s right to practice under any of the Patent Rights shall be deemed to be a Sublicense if, and at such time as, such Affiliate ceases to be an Affiliate of Licensee and provided further that any act or omission taken or made by an Affiliate of Company pursuant to this Agreement shall be deemed an act or omission by Company hereunder, and Company shall ensure and be responsible for the performance of its Affiliate’s hereunder.

ARTICLE III.    REPRESENTATIONS & DUE DILIGENCE

3.01 Licensee Representations. Company represents and warrants to Licensor as of the Effective Date:

(A)	Development Plan. Licensee is a start-up venture having the strategic commitment to commercialize the Licensed Products and Licensed Processes in the Therapeutic Field of Use and the Theranostic Field of Use in the Territory, as appropriate, and Company has provided to the Licensor a copy of its most recent Development Plan;

(B)	Organization & Power. Company is a corporation duly organized, validly existing, and in good standing under the laws of its state of incorporation and has all requisite corporate power and authority to enter into this Agreement;

(C)	Due Care. Licensee will exercise due care in its manufacturing and other regulated activities pertaining to Licensed Products;

(D)	Authorization. The execution, delivery and performance by Company of this Agreement and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all requisite action on the part of the Company and do not conflict with or cause a default with respect to Licensee’s obligations under any other agreement;

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

(E)	Execution & Delivery. This Agreement has been duly executed and delivered by the Company;

(F)	Insurance. The insurance coverage required pursuant to Section 7.04 has been obtained, and will be maintained in accordance with Section 7.04, and Licensee has presented proof of coverage in a form satisfactory to the Licensor;

(G)	Progress Reports. Commencing on August 15, 2017, Licensee will submit a Progress Report to Licensor on or before each August 15th during the Term of this Agreement; and

(H)	Small Entity. If Licensee is a ‘small entity’ within the meaning set forth in 37 C.F.R. §1.27, Licensee agrees to give Licensor prompt notice if, and when, Licensee no longer qualifies as a ‘small entity’ within the meaning set forth in 37 C.F.R. §1.27 or Licensee grants a Sublicense to any entity that is not a ‘small entity’.

3.02 Commercially Reasonable Efforts. Licensee will use commercially reasonable efforts to bring the Licensed Products to market in the United States and throughout the remainder of the Territory through a diligent program for exploiting the Patent Rights in the Diagnostics Field of Use, the Therapeutic Field of Use and the Theranostic Field of Use and will, throughout the Term, use commercially reasonable efforts to continue development and marketing efforts with respect to the Licensed Products and/or Licensed Processes, in each case consistent with reasonable business practices and judgments.

3.03 Milestones.

(A)	Licensee will meet or accomplish each of the Milestones by its Milestone Date and will notify the Licensor in writing when each Milestone is met.

(B)	Notwithstanding Section 3.03(A), if Licensee learns that it will not meet a Milestone by its Milestone Date because of delay caused by the FDA or another relevant regulatory authority, Licensee shall notify the Licensor and describe the nature of the delay and the expected time to meet the Milestone. If the Licensor takes no action under Sections 3.04 and 9.02(A) before the Milestone that is the subject of Licensee’s notice provided in accordance with this Section 3.03(B) is achieved (the “Delayed Milestone”), then the Milestone Date for each subsequent Milestone will be extended by the same amount of time between Delayed Milestone’s original Milestone Date and the date the Delayed Milestone was actually achieved.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

3.04 Material Breach. Breach of any provision of Sections 3.01(A) through (F), 3.02 or 3.03 is a material breach of this Agreement thereby permitting Licensor to terminate the Agreement in whole, or in part, in accordance with Section 9.02(A).

3.05 Required Sublicensing. Licensor would like its licensee(s) to address unmet needs, such as those of neglected patient populations or geographic areas, giving particular attention to improved therapeutics, diagnostics and agricultural technologies in the developing world. If Licensee is unable or unwilling to serve or develop a potential market or market territory for which there is a company willing to be a Permitted Sublicensee, Licensee will, at Licensor’s request, use commercially reasonable efforts to negotiate in good faith a Sublicense with any such Permitted Sublicensee.

ARTICLE IV.     ROYALTIES & PAYMENTS

4.01 Royalties. In consideration for the license and rights granted under this Agreement, Licensee will: 1) execute and deliver to Licensor all documents (as appropriate); and 2) promptly pay all of the following royalties (collectively, the “Royalties”) and/or fees to the Licensor:

(A)	Issue Consideration. In consideration of the license granted to Licensee, Licensee shall:

(i)	pay University a non-creditable, nonrefundable issue fee of Fifty Thousand U.S. Dollars ($50,000.00) (the “Issue Fee”) on or before the date that is ten (10) days following the date of the last signature by a Party to this License Agreement (the “Issue Fee Due Date”); and

(ii)	cause Parent to: (x) issue equity ownership interests of Parent to the University and to MIT (either directly or to MIT’s agent, Omega Cambridge SPV, L.P.) in the amounts and upon the terms set forth in the Principal Terms & Milestones List; and (y) execute and deliver Equity Agreement(s) in a form acceptable to University and MIT (including to MIT’s agent, Omega Cambridge SPV, L.P.). Additionally, Licensee will cause Parent, concurrent with its execution and

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

delivery of this Agreement to Licensor, to deliver to Licensor a complete and accurate copy of Parent’s capitalization table, reflecting the above referenced issuance of equity interests to University and MIT (including to MIT’s agent, Omega Cambridge SPV, L.P.).

(iii)	Payment of said $50,000 fee to University and execution of the Equity Agreements and delivery of said Equity Agreements and said equity interests to University and MIT (and to MIT’s agent, Omega Cambridge SPV, L.P.) respectively in accordance therewith is a condition precedent to the validity and enforceability of the license and rights granted pursuant to ARTICLE II of this Agreement and Parent’s failure to both issue the equity interests and to execute and deliver to University and MIT (and to MIT’s agent, Omega Cambridge SPV, L.P.) its respective Equity Agreement and/or Company’s failure to pay the Issue Fee to University by the Issue Fee Due Date, will render this Agreement null and void ab initio.

(B)	Milestone Payments. Within thirty (30) days after the occurrence of each Milestone, Licensee will pay to the University an amount equal to the Milestone Payment for each respective Milestone event. Each Milestone Payment specified for a respective Milestone is due upon each occurrence of the respective Milestone. Notwithstanding the foregoing, in the event that Licensee is obligated to make a milestone payment to the licensor under the Sister Agreement at the time a milestone is achieved that corresponds to an identical Milestone and substantially equivalent Milestone Payment under this Agreement (a “Corresponding Milestone Payment”), then Licensee may deduct an amount equal to [***] percent ([***]%) of such Corresponding Milestone Payment from the Milestone Payment due Licensor hereunder. Notwithstanding the foregoing or anything else herein to the contrary, the amount otherwise due Licensor from Licensee may never be less than [***] percent ([***]%) of the applicable Milestone Payment. For the avoidance of doubt, payment will be due to Licensor regardless of whether such Milestone is achieved by Company, or by an Affiliate or by a Permitted Sublicensee.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

(C)	Minimum Royalty Amounts. During the Exclusive Period, on or before each January 1 following the Effective Date, Licensee will pay to the University the Minimum Royalty Amount (the “MRA”) as specified in the Principal Terms & Milestones List for the indicated MRA Year, wherein MRA Year 0 begins on the January 1 following the Effective Date, MRA Year 1 begins on the second January 1 following the Effective Date, etc.

(D)	Running Royalties. Within forty-five (45) days after the end of each Calendar Quarter during the Term, Licensee will pay to the University an amount equal to:

(i)	Net Sales by Licensee. The Running Royalty Amount for such Calendar Quarter (if any); plus

(ii)	Net Sales By Permitted Sublicensee. An amount equal to the product of the Sublicensee Royalty Revenue Percentage (expressed as a decimal) multiplied by the Sublicensee Running Royalty Amount for such Calendar Quarter that Licensee received from a Permitted Sublicensee at any time during the just completed Calendar Quarter (if any) (collectively, 4.01D (i) and (ii) refer to the “Running Royalties”);

provided that amounts payable under 4.01(D)(i-ii) with respect to any Calendar Year are fully creditable against the Minimum Royalty Amount paid by Licensee to University in said Calendar Year such that Licensee need only make payments to University when the cumulative amount payable under this Section 4.01(D)(i-ii) exceeds the Minimum Royalty Amount and further provided that any available credit not taken against the Minimum Royalty Amount in any Calendar Year will be forfeited and thus not available as an offset in any subsequent Calendar Year.

(E)	Sublicense Lump Sums.

(i)	With respect to any payment Licensee receives from a Permitted Sublicensee under any Sublicense that constitutes Sublicensing Revenue, Licensee will, within forty-five (45) days after the end of each Calendar Quarter during the Term, pay to University an amount equal to: the product of the Sublicense Lump Sum Percentage (expressed as a decimal) specified in the Principal Terms & Milestones List, multiplied by the Sublicensing Revenue (the “Lump Sum Amount”). For clarity, Sublicensing Revenue shall include consideration received by Licensee for: (a) the grant and maintenance of such Sublicense,

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

whether or not such Sublicense also includes a grant to rights, technologies, or items of value not granted under this Agreement; and (b) the Permitted Sublicensee’s practice of the Patent Rights in accordance with Section 2.03 but in the case of only this Section 4.01(E)(i)(b), with respect to payments attributable to a particular or identifiable product or process, only if such product or process constitutes a Licensed Product or Licensed Process.

(ii)	If Licensee (a) receives from a Permitted Sublicensee under any Sublicense a payment that constitutes Sublicensing Revenue that is directly attributable to the occurrence of a Milestone or event or circumstance “substantially equivalent” (as defined below) to such Milestone or event, and (b) Licensee has paid or is obligated to pay University the Lump Sum Amount attributable to such payment reduced by any deductions for Sister Lump Sums in accordance with Section 4.01(G)(ii), such Lump Sum Amount shall be creditable against the Milestone Payment owing from Licensee to Licensor for that Milestone after taking any deductions in accordance with Section 4.01(B), and no excess Lump Sum Amount paid by Licensee will be available as an offset against any other Milestone Payments, past or future, and the Licensor shall have no obligation to reimburse or credit Licensee for any amount of such excess. For purposes of this Section 4.01(E)(ii), completion of a phase of a clinical trial shall be deemed “substantially equivalent” to the start (whether by filing, enrollment, dosing or otherwise) of a subsequent phase of such clinical trial and the start of a phase of clinical trial (whether by filing, enrollment, dosing or otherwise) shall be deemed “substantially equivalent” to the completion of the preceding phase of such clinical trial.

(F)	Combination Product.

(i)	If a Licensed Product is sold as part of a Combination Product, Net Sales will be calculated by multiplying Net Sales for such Combination Product by the fraction A/(A+B), where A is the average sale price of the Licensed Product when sold separately and B is the average sale price of the other Independent Subproduct(s) included in the Combination Product when sold separately. For purposes of this calculation, the average sale price will be calculated using

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

sales in the same country during the applicable royalty reporting period or, if sales of both the Licensed Product and the other Independent Subproduct(s) did not occur in such period, then in the most recent royalty reporting period in which sales of both occurred.

(ii)	If such average sale price cannot be determined according to Section 4.01(F)(i), for both the Licensed Product, on the one hand, and the other Independent Subproduct(s), on the other hand, Net Sales will be calculated by multiplying Net Sales for such Combination Product sold by the fraction C/(C+D), where C is the fair market value of the Licensed Product and D is the fair market value of all other Independent Subproduct(s) included in the Combination Product in the same country during the applicable royalty reporting period. Prior to First Commercial Sale of a Combination Product, Licensee shall in good faith make a determination of the respective fair market values of the Licensed Product and the other Independent Subproduct(s) included in the Combination Product, and shall notify the University of such determination and provide the University with data to support such determination. The University shall have the right to review and approve such calculation, such approval not to be unreasonably withheld. If the University does not agree with such determination, the University shall inform Licensee within thirty (30) days of receiving Licensee’s determination and data, and the Parties shall meet to discuss the basis of the calculations. If the University and Licensee are still unable to agree as to such respective fair market values within sixty (60) days after the end of the thirty (30) day period, then the Parties shall resolve the dispute in accordance with Section 10.05. A similar adjustment mechanism shall apply with respect to Sublicensing Revenue and Sublicensing Royalty Revenue arising from Combination Products.

(G)	Royalty Stacking.

(i)	Except for MIT, as licensor under the Sister Agreement which is addressed in Section 4.01(G)(ii) below, and as set forth in Schedule 2 (Scheduled Fees), Licensee knows of no third party to whom license fees must be paid to produce any Licensed Product or to practice any Licensed Process. In the event that Licensee is required to

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

pay Third Party Royalties, then Licensee may deduct an amount equal to [***] percent ([***]%) of any Third Party Royalties actually paid from any Running Royalties due Licensor hereunder (See: Section 4.01(D)) if and only if: (a) the third party is not an Affiliate of Licensee or any Permitted Sublicensee; and (b) Licensee is entitled to offset royalties owing to any such third party licensee on such sales by means of an equivalent stacking provision or one more favorable to Licensee.

(ii)	In the event that Licensee is obligated to pay royalties to MIT as the licensor under the Sister Agreement that are calculated on the same basis as Running Royalties for Net Sales (“Sister Royalties”) or Lump Sum Amounts for Sublicensing Revenue due to Licensor hereunder (“Sister Lump Sums”), then Licensee may deduct an amount equal to [***] percent ([***]%) of such Sister Royalties from the corresponding Running Royalties and [***] percent ([***]%) of such Sister Lump Sums from the Lump Sum Amount due Licensor hereunder (for clarity, Licensee may not deduct Sister Royalties from Sister Lump Sums or vice versa) if and only if the Sister Agreement incorporates a royalty stacking or sublicensing stacking provision that entitles Licensee to offset royalties owing or sublicensing payments owing to the licensor under the Sister Agreement by means of a stacking provision at least as deductive as Section 4.01(G)(ii)-(iii) of this Agreement.

(iii)	Notwithstanding the foregoing or anything else in this Agreement to the contrary, Running Royalties or Lump Sum Amounts otherwise due Licensor may never be less than [***] percent ([***]%) of the Running Royalties or Lump Sum Amounts that would be payable to University absent the effect of Sections 4.01(G)(i) and (ii). For clarification, a deduction for particular Third Party Royalties, Sister Royalties or Sister Lump Sums may only be taken for such Third Party Royalties, Sister Royalties or Sister Lump Sums that are applicable and payable to the third party or MIT as the licensor under the Sister Agreement, as the case may be, during the applicable Calendar Quarter (i.e. Licensee may not deduct any accrued Third Party Royalties, Sister Royalties, or Sister Lump Sums from prior periods). In the event that it is determined after the Effective Date that University or MIT does not own all of its right, title, and interest in the Patent Rights, and Licensee obtains, by license(s), assignment(s), or otherwise, rights to any third party(ies’) interest(s) in the Patent

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

Rights, any amounts paid by Licensee to such third party(ies) to obtain any rights in any third party interest(s) in such Patent Rights will be treated as Third Party Royalties.

4.02 Payments.

(A)	All payments due under this Agreement will be paid: (a) in full without deduction of exchange, collection, taxes or other fees that may be imposed by any government; and (b) in United States dollars in Boston, Massachusetts or at such other place as the University or MIT, as applicable, may designate consistent with applicable law. All amounts paid to the University or MIT, as applicable, shall be non-refundable. Currency conversions will be made by reference to the prevailing exchange rate for bank transfers from the foreign currency to U.S. Dollars, as quoted at the Bank of America or its successor on the last business day of the Calendar Quarter immediately preceding the payment due date. In the event that Bank of America (or its successor) ceases to publish currency quotes, Licensee will use currency quotes from another US headquartered multinational bank. Specifically, Licensee will use J.P. Morgan Chase, Citicorp, Wells Fargo or US Bank (using this order to determine which bank’s currency conversion to use taking into account any mergers, acquisitions or renaming that may occur from time to time and using the first in this list until it ceases to exist then moving to the next and so on) to calculate royalty payments due. If by law, regulation or fiscal policy of any country, conversion from that country’s currency into U.S. dollars is restricted or forbidden, written notice thereof will be given to the University and MIT, as applicable, and payment of amounts from that country shall be made through such lawful means as University and MIT, as applicable, will designate, including, without limitation, deposit of local currency in such recognized banking institution as University and MIT, as applicable, will designate. When in any country the law or regulation prohibits both the transmittal and the deposit of royalties on sales in that country, royalty payments from that country will be suspended for as long as the prohibition is in effect and, as soon as the prohibition ceases, all royalties that Licensee or its Permitted Sublicensees would have been obligated to pay, but for the prohibition, will promptly be deposited or transmitted, as the case may be, to the extent then allowed.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

(B)	For payments due to University, if payments are made by check, said check will be made payable to “Trustees of Boston University” and will be sent to University mailing address pursuant to Section 11.07. If Licensee elects to make payments by wire, Licensee will pay all fees associated with processing the wired payment and will follow the wire instructions below:

Bank:	[***]
Account Name:	[***]
Account Number:	[***]
ABA# :	[***]
SWIFT CODE:	[***]

Message: All incoming wires will specify: [***]

(C)	For payments due to MIT, if payments are made by check, said check will be made payable to “M.I.T. Technology Licensing Office” and will be sent to MIT mailing address pursuant to Section 11.07. Said check shall reference “The License Agreement concerning [***],” until such time as MIT provides to Licensee the MIT Agreement Number, after which time said check shall reference the MIT Agreement Number. If Licensee elects to make payments by wire, Licensee will pay all fees associated with processing the wired payment and will follow the wire instructions below:

Bank:	[***]
Account Name:	[***]
WIRE Routing #:	[***]
ACH Routing #:	[***]
Account Number #:	[***]
SWIFT CODE:	[***]
Reference:	[***]

(D)	Licensee agrees that University or MIT may provide alternative wire instructions to Licensee at any time, which instructions will supersede and replace the wire instructions provided in this section for all further wire transfers. Said new wire instructions may be sent to the Licensee pursuant to the notice provisions of Section 11.07 (below), in which case they will be deemed received in accordance with Section 11.07.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

4.03 Interest. Any payments by Licensee due to Licensor that are not paid on or before the date such payments are due under this Agreement will bear interest at the lower of (a) one and one half percent (1.5%) per month and (b) the maximum rate allowed by law. Interest will accrue beginning on the first date following the due date for payment and will be compounded quarterly. Payment of interest will not foreclose any other right that the University or MIT may have as a consequence of late payment. In the event of default in payment of any payment owing to University or MIT, as applicable, under the terms of this Agreement, and if it becomes necessary for University or MIT, as applicable, to undertake legal action to collect said payment, Licensee agrees to, and will, pay reasonable, documented legal fees and costs incurred by University or MIT, as applicable, in connection therewith.

ARTICLE V.      REPORTS, RECORDS & AUDIT

5.01 Books & Records. Licensee will keep, in accordance with generally accepted accounting principles, up-to-date, complete, true and accurate books of account in sufficient detail to permit calculation of all amounts due hereunder, including without limitation, copies of all invoices, which will be properly itemized. Such books of account will be maintained at Licensee’s principal place of business (or at its election, the principal place of business of the division of Licensee to which this Agreement relates). The books of account and supporting records shall be retained by Licensee and, as applicable, each Permitted Sublicensee, for at least as long as required to comply with the audit requirements in Section 5.05. Licensee will inform the Licensor in writing of the location of such books and records within two (2) business days of a request for such location.

5.02	Reports.

(A)	Prior to the First Commercial Sale by Licensee and/or its Permitted Sublicensee(s) that gives rise to Royalties or fees under Section 4.01(D) or Section 4.01(E), Licensee will deliver to the Licensor an annual report within sixty (60) days after the end of each calendar year, containing:

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

(i)	identification of all Sublicenses related to the Patent Rights entered into during such calendar year, together with a summary of the principal economic terms of each;

(ii)	a summary of those activities of Licensee and its Permitted Sublicensees directed toward promoting the sale and use of the Licensed Products and Licensed Processes; and

(iii)	identification of all Milestone Dates occurring during such calendar year and indication of whether the corresponding Milestone was met (and if not, a summary of the progress as of the end of such calendar year and projected completion date).

(B)	After the First Commercial Sale by Licensee and/or its Permitted Sublicensee(s) that gives rise to Royalties or fees under Section 4.01(D) or Section 4.01(E), within forty-five (45) days after the end of each Calendar Quarter during the Term, Licensee will deliver to the Licensor, a complete and accurate report which will contain the following:

(i)	the number of each type of: 1) Licensed Product made, used, leased, sold, offered for sale, or imported; and/or 2) Licensed Process (as appropriate) in each case practiced by Licensee and/or a Permitted Sublicensee during such quarter;

(ii)	the total amount of Net Sales (itemized by Licensee and each Permitted Sublicensee if applicable) during such quarter;

(iii)	the Running Royalty Amount for such Quarter;

(iv)	the total Sublicensee Running Royalty Amount received by Licensee during such quarter;

(v)	the Lump Sum Amount for such quarter, itemized total for each Sublicense;

(vi)	calculations of exchange rates, when applicable; and

(vii)	calculations of each amount due under this Agreement in respect of such quarter, including without limitation, deductions applicable to Net Sales.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

The reports described in this Section 5.02 are each referred to herein as a “Quarterly Report”. Each Quarterly Report will accompany, or be sent to Licensor concurrently with, the payment of royalties under Sections 4.01(D) and 4.01(E). If Licensee elects to wire transfer payments to Licensor, the Quarterly Report will be transmitted to Licensor in accordance with Section 11.07 on that same day that the wire transfer is made. If properly marked, a Quarterly Report will be considered Licensee Confidential Information under this Agreement.

5.03 Annual Reports. Within ninety (90) days after the end of Licensee’s Fiscal Year, Licensee will provide to the Licensor a copy of its financial statements for such year, certified as to their completeness and accuracy by Licensee’s chief financial officer. Licensee will also provide to the Licensor written evidence of the annual renewal of insurance within thirty (30) days of such renewal. Notwithstanding the foregoing, the obligations contained in this Section 5.03 which pertain to financial statements will terminate upon the consummation of the Licensee’s Initial Public Offering.

5.04 Other Reports. Promptly upon written request of the Licensor or as otherwise required by the terms of this Agreement, Licensee will provide to the Licensor any annual report to stockholders of Licensee or, if there is no annual report to stockholders, annual updates to the Development Plan, including any changes to the management team.

5.05 Audit. The Licensor may, upon five (5) business days advance written notice specifying any time of day during Licensee’s business hours (or if Licensee has no set business hours then during the hours of 8AM to 4PM), either itself or using a third party agent, audit Licensee’s books and records at Licensee’s place of business for the purpose of verifying Licensee’s reports and compliance by Licensee in all other respects with this Agreement. In no event shall such audits be conducted hereunder more frequently than once every twelve (12) months and in no case shall Licensor be permitted to repeat an audit of books for a period previously audited unless Licensee has undergone a restatement of its records for that period. Notwithstanding the foregoing, Licensee will grant Licensor, or its auditor, access to all of Licensee’s records for all prior periods to the extent necessary to perform a proper audit. If any audit identifies an underpayment by Licensee, Licensee will promptly pay the underpayment to Licensor including interest as provided for in Section 4.03. If any audit identifies an overpayment by Licensee, Licensee may deduct such overpayment from the next scheduled payments due Licensor until

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

such overpayment has been recovered by Licensee. If any audit leads to the discovery of an underpayment in respect of any Calendar Quarter of more than five percent (5%) between amounts due in respect of such quarter and amounts reported to be due by Licensee in its quarterly report for such quarter or otherwise reveals a previously undisclosed material breach of this Agreement, Licensee will, within thirty (30) days after written notice from the Licensor, reimburse the Licensor for all of its costs related to the audit. Otherwise, any audit will be at the Licensor’s expense. Licensee will, in any event and without regard to the size of the discrepancy, immediately pay to the Licensor the amount of any previous underpayment, including interest from the time such amount was due until paid in full in accordance with Section 4.03. Any audit conducted pursuant to this Section 5.05 will be conducted, at Licensor’s option, by the Licensor itself or by an auditor selected by Licensor and reasonably acceptable to the Licensee. For the avoidance of any doubt, Licensor’s right to audit books under this Section 5.05 applies to all Affiliates that sell Licensed Products or practice Licensed Processes and to all Permitted Sublicensees to the same extent that it applies to Licensee. Failure by Licensee, an Affiliate or a Permitted Sublicensee to permit Licensor to conduct an audit as set forth in this Section 5.05 will immediately give Licensor the right to suspend the non-compliant party’s rights under the Patent Rights until such time as said party becomes compliant with this Section 5.05. Licensor’s right to audit Licensee’s books in accordance with this Section 5.05 will extend until the earlier of (i) two (2) years following the last commercial sale of a Licensed Product or (ii) three (3) years after the expiration or termination of this Agreement for any reason. With respect to any Licensor’s rights under a continuing Sublicense under Sections 2.03(A) and 2.03(E), Licensor’s right to audit the Permitted Sublicensee’s books will extend for three (3) years after the expiration or termination of said Sublicense for any reason.

ARTICLE VI.      REGULATORY MATTERS, PATENT COSTS & BU LEGAL FEES

6.01 United States Manufacture. Licensee agrees to comply with any obligations imposed on Licensor and/or Licensee by 35 U.S.C. § 204 and/or other provisions of the Bayh-Dole Act as codified in 35 U.S.C. § 200-212, and implemented by 37 C.F.R. § 401 in connection with any Licensed Products used or sold in the United States. In the event that the Licensee or Permitted Sublicensee seeks a waiver of such requirement, the Licensor agrees to reasonably assist the Licensee or Permitted Sublicensee to obtain such waiver to the extent permissible under current law.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

6.02 Compliance with Laws: Export Control. Licensee and its Permitted Sublicensee(s), will comply with all applicable laws and regulations. It is understood that the transfer of certain commodities and technical data is subject to United States laws and regulations controlling both actual and deemed exports, including but not limited to the Export Administration Regulations of the United States Department of Commerce, the International Traffic in Arms Regulations of the Department of State, and the Office of Foreign Assets Control of the Department of Treasury. Licensee hereby agrees and gives written assurance that it will comply with all United States laws and regulations controlling the export of commodities and/or technical data, including the Commerce Control List at 15 CFR 774 and the U.S. Munitions List at 22 CFR 121, that it will be solely responsible for any violation of such by Licensee, its Affiliate(s) and/or its Permitted Sublicensee(s), and that it will defend, indemnify and hold University, MIT and HHMI harmless in the event of any legal action of any nature occasioned by such violation.

6.03 Compliance & Marking. Licensee will comply with, and will require its Affiliates and Permitted Sublicensees to comply with, all applicable laws and regulations concerning the manufacture (including without limitation, if applicable, Good Manufacturing Practices set forth by the United States Food and Drug Administration), marking, marketing and safety of all Licensed Products. Without limiting the foregoing, all Licensed Products sold, leased or shipped in, through or to: (a) the United States will be marked with all applicable patent numbers thereon or on the product packaging so as to constitute notice; and (b) any other country will be marked in conformity with all of the laws and regulations of such country. Licensee further agrees to promptly remove the relevant patent markings from Licensed Products upon expiration or invalidation of a Licensed Patent. Licensee still further agrees to remove patent markings from Licensed Products as may be reasonably requested by Licensor from time to time.

6.04 Patent Filings. University will, using patent attorneys selected by it, use commercially reasonable efforts to apply for, seek issuance of and maintain the Patent Rights, during the Term in the United States and such other countries as are agreed to by University and Licensee in writing or as Licensee may request in writing; provided that: (a) Licensee will cooperate with

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

University in such filing, prosecution and maintenance; and (b) Licensee will be given at least thirty (30) days to advise and comment upon such filings, prosecution, maintenance and actions as are undertaken by the University. University shall give due consideration to any recommendations made by the Licensee concerning the patent filing and prosecution processes and decisional matters, provided that notwithstanding Licensee’s recommendations, University, in its sole discretion, may take any action it deems appropriate. University shall direct its patent counsel to: a) provide Licensee with a copy of the application or other filing as filed, together with notice of its filing date and serial number when available; b) provide Licensee with a copy of material prosecution correspondence, and c) provide to Licensee copies of all communications between patent counsel and any foreign associates responsible for the filing, prosecution and/or maintenance of any foreign Patent Rights. Licensee further acknowledges and agrees that Licensor may file for and obtain patent protection in countries that are not of interest to Licensee (the “Unfunded Countries”). In such case, if Licensee has elected to not reimburse Licensor for Patent Costs associated with the Unfunded Countries as set forth in Section 6.05, below, Licensor may immediately remove any or all of said Unfunded Countries from the Territory under this Agreement for the remainder of the Term.

6.05 Patent Costs.

(A)	Licensee will bear the cost of all documented Patent Costs incurred by the University and MIT as further provided below (and not otherwise paid by Licensee pursuant to paragraph 8 of the Option Agreement) in connection with the Patent Rights accrued prior to the Effective Date and continuing for the Term of this Agreement. On or before the date that is ten (10) days following the date of the last signature by a Party to this License Agreement (the “Prior Patent Costs Due Date”), Licensee shall make a non-creditable, nonrefundable payment to the University to reimburse the University, HHMI and MIT for their prior Patent Costs in the amount set forth on Principal Terms & Milestones List (the “Prior Patent Costs”). Failure by Licensee to make this Prior Patent Costs payment to University by the Prior Patent Costs Due Date is a material breach of this Agreement thereby permitting Licensor to terminate the Agreement in whole, or in part, in accordance with Section 9.02(A).

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

(B)	In addition to the Prior Patent Costs payment required by section 6.05(A) above, Licensee will bear the cost of all documented out-of-pocket ongoing Patent Costs incurred by Licensor on and after November 30, 2016 and continuing during the Term of this Agreement in connection with the Patent Rights. In furtherance of this obligation, Licensee will pay to University, in accordance with Section 4.02(A) and (B), within thirty (30) days of University’s transmittal to Licensee of an invoice in accordance with Section 11.07 (the “Patent Costs Invoice”), all such accrued Patent Costs recorded on said Patent Costs Invoice sent to Licensee.

(C)	If Licensor grants any third party (other than Government Rights, HHMI License or Reserved Rights) a license to commercially exploit any patent or patent application included within the Patent Rights then subject to this Agreement and said license includes an obligation on said third party to pay patent costs, then Licensee’s obligation to bear ongoing patent costs (i.e. Patent Costs accrued by Licensor after the effective date of said third party license) with respect to any such patent or patent application(s) will be reduced by the patent costs actually paid by such third party licensee(s) with respect to that particular patent or patent application(s) within the Patent Rights.

(D)	Overdue amounts will accrue interest pursuant to Section 4.03. Licensee may decline payment of Patent Costs by giving thirty (30) days written notice in advance of the Licensor incurring such costs, whereupon Licensee’s right to benefit from the applications or patents (of the Patent Rights) affected by such Patent Costs will terminate, including but not limited to, the deletion of such patent from the Patent List and the termination of the license granted with respect to such patent or patent application. If Licensee’s decision to decline payment of Patent Costs would result in the abandonment of all of patent(s) and/or patent application(s) (of the Patent Rights) in any one or more country(ies) and/or region(s) (regardless of whether or not University or MIT, as applicable, actually abandons said patent(s) and/or patent application(s)), then the grant under Section 2.01 with respect to said country(ies) and/or region(s) of the Territory will also terminate.

6.06 BU Legal Fees. Licensee will bear the cost of all documented BU Legal Fees incurred by the University. In furtherance of this obligation, Licensee shall make a non-creditable, nonrefundable payment to reimburse the University for the BU Legal Fees in the amount set

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

forth on Principal Terms & Milestones List, within thirty (30) days of University’s transmittal to Licensee of an invoice in accordance with Section 11.07 documenting the BU Legal Fees. Failure by Licensee to make this payment to University by such date is a material breach of this Agreement thereby permitting Licensor to terminate the Agreement in whole, or in part, in accordance with Section 9.02(A).

ARTICLE VII.      WARRANTIES, LIMITATIONS & INDEMNIFICATION

7.01 Licensor Limitation. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, THE UNIVERSITY AND/OR MIT MAKE NO REPRESENTATIONS OR WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION, WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR WITH RESPECT TO: (1) THE SCOPE OR VALIDITY OF ANY OF THE PATENT RIGHTS; (2) WHETHER THE PATENT RIGHTS MAY BE EXPLOITED BY LICENSEE OR ANY PERMITTED SUBLICENSEE WITHOUT INFRINGING THE RIGHTS (INCLUDING PATENT RIGHTS) OF OTHERS; OR (3) THE RESULTS TO BE OBTAINED BY USE OF THE PATENT RIGHTS, THE LICENSED PRODUCTS AND/OR THE LICENSED PROCESSES. THE PATENT RIGHTS ARE DELIVERED “AS IS” IN EVERY RESPECT. IF BIOLOGICAL MATERIALS ARE TRANSFERRED (BY WAY OF LICENSE, BAILMENT OR OTHERWISE) HEREUNDER, UNIVERSITY AND/OR MIT MAKE NO REPRESENTATIONS OR WARRANTIES THAT SUCH BIOLOGICAL MATERIALS AND/OR THE METHODS USED TO MAKE OR USE SUCH BIOLOGICAL MATERIALS ARE FREE FROM LIABILITY FOR PATENT INFRINGEMENT.

7.02 Due Diligence. Prior to the Effective Date, Licensee acknowledges that it has conducted a due diligence review to its satisfaction of any records concerning the Patent Rights, including but not limited to the JIAAs, PAA, MOU, HHMI Collaboration Agreement, HHMI License, Government Rights, Preexisting Rights, and Other Licenses (including without limitation the documentation referenced on Exhibit F), under obligations of confidentiality agreed to with University and MIT, as set forth in the Confidentiality Agreement between University and Licensee having an effective date of February 25, 2014, as amended by the First Amendment to

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

Confidentiality Agreement having an effective date as of September 30, 2015 and the Outbound Non-Disclosure Agreement between MIT and Atlas Venture Advisors, Inc. having an effective date of September 9, 2013 (the “Confidentiality Agreements”), which Confidentiality Agreements are incorporated herein. Licensee has not relied on any representation, written or oral, formal or informal, by or from the University, MIT or HHMI concerning the Patent Rights or any other aspect of this Agreement.

7.03 Indemnification.

(A)	Licensee will at all times during the Term and thereafter, defend, indemnify and hold MIT, the University and its affiliated hospital, BMCC, their current and former trustees, officers, employees, students, agents and affiliates (together, “Indemnitees”) harmless from and against all claims, suits, demands, liability and expenses, including legal expenses and reasonable attorneys’ fees, arising out of: (a) the death of or injury to any person or persons; (b) damage to property; or (c) any other claim, proceeding, demand, expense and liability of any kind whatsoever resulting from: (i) the design, production, manufacture, shipping, labeling, patent marking, handling, use (in commerce or otherwise), misuse, distribution, sale, lease, consumption, promotion or advertisement of the Licensed Products or the Licensed Processes or any product, service or process relating to or developed under this Agreement or with the Patent Rights; or (ii) any obligation or activity of Licensee under this Agreement or of any Permitted Sublicensee under any Sublicense (collectively, the “Indemnitee Claims”). The obligation under this Section 7.03 will apply without regard to whether any liability is attributable to University’s, MIT’s, Licensee’s, Licensee’s Affiliates’ or its Permitted Sublicensee’s negligence.

(B)	HHMI, and its trustees, officers, employees, and agents (collectively, “HHMI Indemnitees”), will be indemnified, defended by counsel acceptable to HHMI, and held harmless by Licensee from and against any claim, liability, cost, expense, damage, deficiency, loss, or obligation, of any kind or nature (including, without limitation, reasonable attorneys’ fees and other costs and expenses of defense) (collectively, “HHMI Claims”), based upon, arising out of, or otherwise relating to this Agreement or any Sublicense, including without limitation any cause of action relating to product

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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liability. The previous sentence will not apply to any HHMI Claim that is determined with finality by a court of competent jurisdiction to result solely from the gross negligence or willful misconduct of an HHMI Indemnitee.

(C)	Each of the Indemnitees and HHMI Indemnitees, as applicable, agree to provide Company with prompt written notice of any claim, suit, action, demand, or judgment for which indemnification is sought by it under this Agreement. In the case of any HHMI Indemnitee, notice shall be given reasonably promptly following actual receipt of written notice thereof by an officer or attorney of HHMI. Notwithstanding the foregoing, the delay or failure of any Indemnitee or HHMI Indemnitee to give reasonably prompt notice to Company of any such claim shall not affect the rights of such Indemnitee or HHMI Indemnitee unless, and then only to the extent that, such delay or failure is prejudicial to or otherwise adversely affects Licensee hereunder. Licensee agrees, at its own expense, to provide attorneys reasonably acceptable to the Indemnitees and HHMI Indemnitees to defend against any such claim. The Indemnitees shall cooperate fully with Licensee in such defense and will permit Licensee to conduct and control such defense and the disposition of such claim, suit, or action (including all decisions relative to litigation, appeal, and settlement); provided, however, that any Indemnitee and HHMI Indemnitees shall have the right to retain its own counsel, at the expense of Licensee, if representation of such Indemnitee or HHMI Indemnitee by the counsel retained by Licensee would be inappropriate because of actual or potential differences in the interests of such Indemnitee or HHMI Indemnitee and any other party represented by such counsel. Licensee agrees to keep the Indemnitees and HHMI Indemnitees informed of the progress in the defense and disposition of such claim and to consult with the Indemnitees and HHMI Indemnitees with regard to any proposed settlement. If any settlement purports to impose any obligation of any kind on any of the Indemnitees and/or HHMI Indemnitees, Licensee may not settle the claim without that Indemnitees’ and/or HHMI Indemnitees’ prior written approval. In addition, Licensee agrees not to settle any HHMI Claim or Indemnitee Claim against an HHMI Indemnitee or Indemnitee, as applicable, without the respective party’s prior written consent where (a) such settlement would include any admission of liability on the part of any HHMI Indemnitee or Indemnitee, (b) such

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

settlement would impose any restriction on any HHMI Indemnitee’s or Indemnitee’s conduct of any of its activities, or (c) such settlement would not include an unconditional release of all HHMI Indemnitees from all liability for claims that are the subject matter of the settled HHMI Claim and/or Indemnitee Claim (as the case may be).

7.04 Insurance.

(A)	Scope & Expense. (a) As of the Effective Date, Licensee will have procured and will maintain in full force and effect commercial general liability insurance policies that protect and name the Indemnitees and HHMI Indemnitees as additional insureds as provided for in ISO form CG 20 26 04 13 or its equivalent with coverage amounts of no less than $1,000,000 per occurrence and $1,000,000 annual aggregate, including products/completed operations coverage. (b) Prior to the earliest to occur of: (i) the first use of a Licensed Process or Licensed Product by or on humans (including, without limitation clinical trials), (ii) the First Commercial Sale of any Licensed Process or Licensed Product, or (iii) Licensed Process or Licensed Product is otherwise commercially manufactured, distributed, sold, leased, transferred, consumed, advertised or used by Licensee or any third parties, its Affiliate or any Permitted Sublicensee, Licensee will, at its own expense, procure and maintain in full force and effect excess/umbrella liability insurance policies that protect and name the Indemnitees and HHMI Indemnitees as additional insureds as provided for in ISO form CG 20 26 04 13 or its equivalent with coverage amounts of no less than $5,000,000 per occurrence and $5,000,000 in annual aggregate (including the coverage required under subpart (a) of this Section). Licensor may in its reasonable discretion, by thirty (30) days written notice to Licensee, require higher limits of liability coverage. Coverage under the commercial general liability and excess/umbrella insurance will include products/completed operations liability and contractual liability for Licensee’s indemnification obligations under Section 7.03. If any of the insurance required under this section is not written on an occurrence basis, Licensee will maintain commercial general liability insurance on a per claim basis (or equivalent tail coverage) for not less than six (6) years after it has ceased commercial distribution or use of any Licensed

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

Product or Licensed Processes. The minimum amounts of insurance coverage required under this Section 7.04(A) shall not limit Licensee’s liability with respect to its indemnification obligations under Section 7.03 of this Agreement.

(B)	Notice, Renewal & Cancellation. Licensee will provide the University and MIT with written evidence of such insurance upon issuance and upon each annual renewal. Licensee will give the University and MIT at least thirty (30) days written notice prior to any cancellation, non-renewal or material change in such insurance. Notwithstanding anything to the contrary in Section 9.02(A), if Licensee does not obtain replacement insurance providing comparable coverage within such thirty (30) day period, the Licensor may terminate this Agreement without notice or any additional cure or waiting period.

7.05 Licensor Liability.

(A)	THE TOTAL LIABILITY OF THE UNIVERSITY AND/OR MIT (JOINTLY AND SEVERALLY) FOR ANY AND ALL CAUSES OF ACTION ARISING IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, IN AGGREGATE, AND REGARDLESS OF THE FORM OF ACTION, WHETHER IN CONTRACT OR IN TORT, INCLUDING NEGLIGENCE, OR OTHERWISE WILL BE LIMITED TO DIRECT DAMAGES NOT EXCEEDING IN THE AGGREGATE ONE HUNDRED PERCENT (100%) OF THE AMOUNTS PAID TO THE UNIVERSITY UNDER ARTICLE IV. LICENSEE WAIVES AND DISCLAIMS (AND WILL CAUSE ALL ITS AFFILIATES, ITS PERMITTED SUBLICENSEES TO WAIVE AND DISCLAIM) ANY RIGHT TO RECOVER ANY DAMAGES IN THE AGGREGATE IN EXCESS OF SUCH AMOUNT FROM THE UNIVERSITY AND/OR MIT (JOINTLY AND SEVERALLY).

(B)	UNIVERSITY AND/OR MIT SHALL NOT BE LIABLE TO LICENSEE, ITS AFFILIATES AND/OR PERMITTED SUBLICENSEES FOR, INCLUDING BUT NOT LIMITED TO, ANY LOST OR ANTICIPATED REVENUES, PROFITS OR

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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SAVINGS, OR ANY INCIDENTAL, INTANGIBLE, EXEMPLARY, PUNITIVE, SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, REGARDLESS OF THE FORM OF ACTION, WHETHER IN CONTRACT OR IN TORT, INCLUDING NEGLIGENCE, OR OTHERWISE AND WHETHER OR NOT THE UNIVERSITY AND/OR MIT WERE ADVISED OF THE POSSIBILITY OR LIKELIHOOD OF SUCH DAMAGES.

ARTICLE VIII.    INFRINGEMENT

8.01 Notice. Each Party will notify the other Party promptly in writing of any alleged infringement of the Patent Rights by a third party of which it becomes aware and will provide any available evidence thereof.

8.02 Prosecution by Licensee.

(A)	Procedure. For so long as the grant in ARTICLE II of this Agreement remains exclusive to Licensee for the Therapeutic Field of Use and the Theranostic Field of Use and Licensee is not in breach of this Agreement, Licensee will have the right, at its sole discretion, to prosecute, at its own expense, any alleged infringement of the Patent Rights in the Therapeutic Field of Use and the Theranostic Field of Use within the Territory. The University and MIT agree to allow the Licensee to include the University and MIT, at the Licensee’s expense, as a party plaintiff in any suit brought with respect to any such infringement of the Patent Rights for which it has an interest. The Licensor will have the right to participate in any action, at Licensee’s expense. Prior to commencing any such action, Licensee shall consult with Licensor and shall consider the views of Licensor regarding the advisability of the proposed action and its effect on other licensees of the Patent Rights and on the public interest, and the Parties shall agree on the best course of action taking into account the foregoing factors. In addition, Licensee agrees to consult with counsel for each of University and MIT on any significant matters related to the litigation. Notwithstanding anything in the foregoing to the contrary, no settlement, consent judgment or other voluntarily final disposition of any such suit may be entered into without the prior written consent of the

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

Licensor, which consent will not be unreasonably withheld. Licensee will indemnify, defend and hold harmless the University and/or MIT against any order for any costs that may be made against the University and/or MIT in such proceedings brought by Licensee in accordance with this Section 8.02(A). For the avoidance of any doubt, if the grant under ARTICLE II of this Agreement becomes non-exclusive for any reason in either the Therapeutic Field of Use or the Theranostic Field of Use, Licensee will not have any right to prosecute infringers under this Section 8.02(A) in that respective field(s) of use.

(B)	Damages. In the event that Licensee undertakes litigation pursuant to Section 8.02(A) for the enforcement of Patent Rights, any recovery of monetary damages by Licensee for each suit will be applied as follows: (a) first, on a pro rata basis, to Licensee and Licensor to reimburse Licensee and Licensor for their respective expenses of the litigation or suit, including reasonable attorneys’ fees; (b) then, an amount to Licensor equal to [***] percent ([***]%) of the balance of any recovery; and (c) then, the balance to Licensee.

8.03 Prosecution By Licensor.

(A)	Procedure. If the Licensee; (i) within six (6) months after having been notified of any alleged infringement, has been unsuccessful in negotiating with the alleged infringer to cease and desist such infringement and has not brought an infringement action (or has not defended against any material counterclaim), and/or Licensee continues to be unsuccessful in persuading the alleged infringer to desist and continues not to initiate an infringement action within sixty (60) days after written notice from Licensor that Licensor intends to exercise its rights under this paragraph, or (ii) if the Licensee notifies the Licensor at any time prior to the end of such six (6) month period of its intention not to bring suit against any alleged infringer in the Territory for the Therapeutic Field of Use and/or the Theranostic Field of Use, then, and in those events only, the Licensor will have the right, but not be obligated, to prosecute at its own expense any such infringement of the Patent Rights in the Territory for the Therapeutic Field of Use and/or the Theranostic Field of Use. In such circumstances, and provided that the license granted pursuant to ARTICLE II remains in force, the Licensor will

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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have the right to name the Licensee as a party plaintiff if necessary for the prosecution of the infringement suit. Notwithstanding anything in the foregoing to the contrary and further provided that the Exclusive Period of the license granted pursuant to ARTICLE II remains in force, no settlement, consent judgment or other voluntarily final disposition of any such suit may be entered into without the consent of the Licensee, which consent will not be unreasonably withheld.

(B)	Damages. In the event that Licensor undertakes litigation pursuant to Section 8.03(A) for the enforcement of Patent Rights, any recovery of monetary damages by Licensor for each suit will be applied as follows: (a) first, on a pro rata basis, to Licensor and Licensee to reimburse Licensee and Licensor for the expenses of the litigation or suit, including reasonable attorneys’ fees; and (b) then, the balance to Licensor.

8.04 Actions against Licensee or Licensor. In the event that an action alleging invalidity or non-infringement of any of the Patent Rights is brought against a Licensor or against Licensee (whether as an independent action or as a counterclaim of a suit filed by Licensee), the Licensor, at its sole option, will have the right, within thirty (30) days after the commencement of such action, to take or regain control of the action at its own expense. If the Licensor determines not to exercise this right and the grant under ARTICLE II remains exclusive to Licensee for the Therapeutic Field of Use and the Theranostic Field of Use, Licensee may take over or remain as lead counsel for the action at Licensee’s sole expense, with any settlement or recovery subject to the approval provisions of Section 8.02(A) and allocation provisions of Section 8.02(B); provided that the Licensor will have the right to refuse, in its sole discretion, to accept any settlement offer that would, in its sole judgment, result in the lessening or weakening of any Patent Rights.

8.05 Cooperation. In any infringement suit, each Party shall provide cooperation and assistance to the other Parties, at the requesting Party’s expense, as may be reasonably necessary for the suit. Each Party agrees to make available relevant records, papers, information, samples and specimens, as well as to have its employees testify upon request, except as restricted by law.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

8.06 Sublicense Settlements. In the event that Licensee elects to grant a Sublicense to any alleged infringer in the Territory for the Therapeutic Field of Use and/or the Theranostic Field of Use for future use of the Patent Rights (e.g., as permitted by Section 2.03(C)), then [***] percent ([***]%) of any upfront fees paid by the alleged infringer as a part of the Sublicense or settlement of allegations regarding infringement of the Patent Rights will be paid to the University; other revenues received from such Permitted Sublicensees will otherwise be shared by Licensee and Licensor in accordance with Section 4.01(D) or 4.01(E)(i), as applicable.

ARTICLE IX.    TERMINATION

9.01 License. Unless earlier terminated as provided for in this Agreement, the license granted pursuant to Section 2.01 for Licensed Products and Licensed Processes will continue in each country (on a country by country basis) until the occurrence in the applicable country of the following: the expiration, invalidation (where invalidation requires the final decision rendered by a court of competent jurisdiction from which no further appeal has or may be taken) or termination of the last to expire, invalidate or terminate of the Patent Rights upon which the Licensed Products and/or Licensed Processes are based (if any). Nothing herein shall reduce Licensee’s obligation to pay the Minimum Royalty Amounts set forth in Section 4.01(C).

9.02 Early Termination. Notwithstanding the foregoing, all licenses granted pursuant to ARTICLE II and this Agreement will terminate as follows:

(A)	Material Breach. If Licensee materially breaches this Agreement, fails to account for or make any payment to Licensor that is required by this Agreement, fails to make any payment referred to in the Principal Terms & Milestones List, fails to meet any Milestone as set forth in the Principal Terms & Milestones List, fails to maintain insurance as required in Section 7.04 or if a Sublicensee materially breaches any of the provisions to which it is required to be bound directly to the Licensor as set forth in Section 2.03 (a “Breaching Sublicensee”), the Licensor will have the right, at its election, to terminate: (i) the Exclusive Period; (ii) any or all licenses granted by the Licensor under this Agreement (including the right to sublicense); (iii) a Breaching Sublicensee’s sublicense; or (iv) this Agreement in its entirety, including all licenses granted by Licensor under this Agreement, upon thirty (30) days prior written notice, subject to the survival of the obligations set forth in Section 9.05. Termination will take

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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effect thirty (30) days after written notice unless Licensee cures the breach within said 30-day period. For the avoidance of doubt, if the Exclusive Period terminates but this Agreement does not terminate, University may (subject to the continuation of Licensee’s and any validly existing Permitted Sublicensee’s rights, as expressly provided for in this Agreement) immediately engage in marketing and/or licensing of any of the Patent Rights. Licensor’s right to terminate in accordance with this Section 9.02(A) is in addition to, and not in lieu of, the exercise of any other right Licensor may have for breach of this Agreement by Licensee.

(B)	Insolvency, Etc. If Licensee files a petition in bankruptcy or if an involuntary petition is filed against Licensee and such petition is not dismissed within sixty (60) days, or if the Licensee will cease or suspend the conduct of its usual business or if the Licensee will become, or in light of its usual business is likely to become, insolvent and is unable to pay its debts when due, this Agreement will terminate automatically and immediately without the opportunity for cure provided in
Section 9.02(A).

(C)	Challenge to Validity of Patent Rights. To the maximum extent permitted by law, if Licensee, or any of its Affiliates, files a lawsuit or otherwise challenges the validity, scope or enforceability of any of the Patent Rights, Licensor shall have the right, at its election, at any time after the filing of said lawsuit to terminate this Agreement in its entirety or any or all of the licenses granted by Licensor under this Agreement (including the right to sublicense), immediately without the opportunity for cure provided in Section 9.02(A). If any Permitted Sublicensee (or an Affiliate thereof) files a lawsuit or otherwise challenges the validity, scope or enforceability of any of the Patent Rights, Licensor shall have the right, at its election, at any time after the filing of said lawsuit to demand that Licensee terminate said agreement under which said Permitted Sublicensee takes license/rights in the Patent Rights, which termination must occur and be effective within the cure provided in Section 9.02(A). In the event that, and for any period during which Licensor does not choose to exercise its rights to terminate this Agreement or any of the licenses granted by Licensor under this Agreement or a Sublicense pursuant to this Section 9.02(C), Licensee will pay to Licensor two (2) times the amounts otherwise due and payable to Licensor under Sections 4.01(D) and 4.01(E) for the remainder of the Term of this Agreement. In the

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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event that such a patent challenge is successful, Licensee will have no right to recoup any royalties or other payments due and payable to Licensor during the period of challenge. In the event that such a patent challenge is unsuccessful, Licensee shall also reimburse Licensor for all Licensor’s reasonable legal fees and expenses incurred in its defense of said challenge to the Patent Rights. This obligation to reimburse Licensor for defense of Licensee’s unsuccessful challenge to the validity, scope or enforceability of any of the Patent Rights shall survive any termination of this Agreement. A lawsuit shall be deemed ‘unsuccessful’ for purposes of this Section 9.02(C) if: (i) the lawsuit is terminated for any reason prior to a settlement or judgment from which no appeal can be or is taken; (ii) any of the Patent Rights challenged by said lawsuit remain enforceable after any such settlement or judgment is in effect; or (iii) if Licensee would still require a license to any of the Patent Rights to sell any of its products after any such settlement or judgment is in effect.

(D)	Claim of Implied License. If Licensee, or any of its Affiliates, files a lawsuit claiming, or otherwise claims or argues in writing, that Licensee is granted an implied license to any invention or patent right of University or MIT (other than the expressly defined Patent Rights), then University or MIT shall have the option to terminate this Agreement immediately (or at any time thereafter) and Licensee will not have any right to cure as provided for in Section 9.02(A).

9.03 Licensee’s Right To Terminate. After the second anniversary of the Effective Date, upon sixty (60) days advanced notice, Licensee may terminate this Agreement by giving written notice to Licensor as provided for in Section 11.07.

9.04 Accrued Obligations.

(A)	Upon expiration or termination of this Agreement for any reason, each Party will remain liable for those obligations which came into existence prior to the effective date of the expiration or termination including, without limitation, payment of accrued Running Royalties, Minimum Royalty Amount(s), Lump Sum Amounts, Patent Costs and the recovery from any litigation pursuant to Section 8.02(B) and Section 8.04, as well as legal fees and expenses as set forth in Section 9.02(C).

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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(B)	Provided Licensee has not materially breached this Agreement, Licensee may, for a period of no longer than one (1) year after the effective date of the termination of this Agreement, complete any or all Licensed Products that it can demonstrate were in the process of manufacture on the effective date of the termination and sell any and all Licensed Products that it can demonstrate were in the process of manufacture or in inventory on the date of termination; provided that Licensee will remain obligated to pay any applicable Running Royalties and fees thereon and prepare and send appropriate reports to Licensor with respect to said Running Royalties as provided in this Agreement. Within thirty (30) days after a written request by the Licensor, Licensee will provide the Licensor with an accounting of Licensed Products then on hand and in process and its best estimate of when within the one (1) year period such sales of Licensed Products will conclude.

9.05 Survival. ARTICLE I (all – including Schedule 1); ARTICLE II, Sections 2.03(E), 2.04, 2.05, and 2.06; ARTICLE IV (all – to the extent applicable to obligations to pay the Milestone Payments, Minimum Royalty Amounts, Running Royalties, Lump Sum Amounts, interest and all other amounts accrued as of the date of expiration or termination); ARTICLE V (Sections 5.01, 5.02, 5.03 and 5.05, each for three (3) years from the date of expiration or termination); ARTICLE VI, Sections 6.01, 6.02, 6.03, 6.05 and 6.06 (with respect to accrued costs as of the date of expiration or termination); ARTICLE VII (all); ARTICLE VIII for actions filed by Licensee prior to expiration or termination; ARTICLE IX, Sections 9.02(C), 9.04, 9.05, 9.06 and 9.07; ARTICLE X (all); ARTICLE XI, Sections 11.01, 11.02, 11.03, 11.05, 11.06, 11.07, 11.08, 11.09, 11.10, 11.11, 11.12 and 11.13 and all other sections which by their nature should survive, will survive the expiration or termination of this Agreement. Exhibits C, D and E (the Equity Agreements) as executed by the Parties thereto shall also survive the expiration or any termination of this Agreement as independent agreements in accordance with their respective terms.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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9.06 Effect of Termination. For the avoidance of any doubt, upon the termination of this Agreement, Licensee will remain liable to Licensor for payment to Licensor of Licensor’s portion of any royalties and/or fees collected by Licensee for Sublicenses issued as per Section 2.03 of this Agreement. However, Licensee will no longer be a party to any Sublicense which is continued after the termination of this Agreement as permitted under Section 2.03(E).

9.07 Information. Upon termination of this Agreement for any reason, Licensee shall, promptly upon written request by the Licensor, make available to the Licensor, at the Licensor’s sole option, the rights to use, license or own all Information then in Licensee’s possession that is relevant to the commercialization of Licensed Products or Licensed Processes.

ARTICLE X.    DISPUTE RESOLUTION

10.01 Mediation. In the event of any dispute arising between the Parties in connection with this Agreement, the construction thereof, or the rights, duties or liabilities of any Party, representatives designated by each Party will meet at the University or confer by conference call within one (1) week of a written request by a Party, and attempt to amicably resolve the dispute. If the dispute is not resolved by such efforts within forty-five (45) days after such written request for a meeting or conference call, the Parties will refer the matter to a single mediator for non-binding mediation in Boston, Massachusetts. The Party requesting mediation shall designate two (2) or more nominees for mediator in its notice. The other Parties may accept one of the nominees or may designate its own nominees by notice addressed to the American Arbitration Association (AAA) and copied to the requesting Party. If within, fifteen (15) days following the request for mediation, the Parties have not selected a mutually acceptable mediator, a mediator shall be appointed by the AAA according to the Commercial Mediation Rules. The mediator shall attempt to facilitate a negotiated settlement of the dispute, but shall have no authority to impose any settlement terms on the Parties. The expenses of the mediation shall be borne equally by the Parties, but each Party shall be responsible for its own counsel fees and expenses. In the event that such dispute is not amicably resolved by such non-binding mediation, then the Parties may, at their option, agree to arbitrate or unilaterally employ civil litigation or any other dispute resolution mechanism available to them. Notwithstanding the foregoing, no dispute affecting the rights or property of HHMI shall be subject to arbitration.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

10.02 Injunctive Remedies. Notwithstanding Section 10.01 above, the Parties acknowledge and agree that, in the event of a breach or a threatened breach by any Party of Section 11.01 or Section 11.06 hereof, another Party may suffer irreparable damage for which it will have no adequate remedy at law and, accordingly, will be entitled immediately to seek injunctive and other equitable remedies to prevent or restrain such breach or threatened breach, without having first complied with the provisions of Section 10.01, and without the necessity of posting any bond or surety, in addition to any other remedy it might have at law or at equity.

10.03 Governing Law. The validity, interpretation, performance and enforcement of this Agreement, and all rights and obligations of the Parties will be governed and construed in accordance with the internal laws of the Commonwealth of Massachusetts, without regard to its rules concerning conflicts of laws.

10.04 Exclusive Venue; Consent to Jurisdiction. Except for mediation as stipulated in Section 10.01, any action, suit or other proceeding pursuant to, arising under, or touching or concerning this Agreement or the transactions contemplated hereby, including any challenge to the validity or enforceability of the Patent Rights, will be brought exclusively in any court of competent jurisdiction in Suffolk County, Commonwealth of Massachusetts. The Parties agree to take any and all necessary or appropriate action to submit to the exclusive jurisdiction of any such court.

10.05 Disputes Regarding a Combination Product. Notwithstanding any contrary provision of this Agreement, in the event that the Parties are not able to agree on the values of C (fair market value of the Licensed Product) and D (fair market value of the Independent Subproduct) as provided in Section 4.01(F)(ii), the following procedures shall apply:

(A)	At the request of any Party, the Parties shall promptly negotiate in good faith jointly to appoint a mutually acceptable neutral person not affiliated with any Party (the “Neutral”). If the Parties are not able to agree on an acceptable Neutral within thirty (30) days after such request, the CPR Institute for Dispute Resolution shall be

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

responsible for selecting a qualified, disinterested and conflict-free Neutral within fifteen (15) days of being approached by any Party. The Neutral selected pursuant to this Section 10.05(A) shall be a Person who has at least five (5) years of experience negotiating university to industry licensing agreements. The Neutral shall conduct arbitration (the “ADR”) in accordance with the terms and conditions of this Section 10.05 and the fees and costs of the Neutral and the CPR Institute for Dispute Resolution shall be awarded to the prevailing Party. The place of arbitration will be Boston, MA, USA and the language will be English.

(B)	Within sixty (60) days after such matter is referred to ADR, each Party shall provide the Neutral with proposed values of C (fair market value of the Licensed Product) and D (fair market value of the Independent Subproduct), together with a written memorandum in support of such proposed values for C and D, as well as any documentary evidence in support thereof. The written memorandum will not be longer than five (5) pages in length using 12-point font and margins of at least one (1) inch on all sides of letter-sized paper. The Neutral shall provide said proposed values to the other Party only after it receives the proposed values for C and D from both Parties.

(C)	Within thirty (30) days after a Party submits its proposed values for C and D, the other Parties shall have the right to respond thereto (but no Party may change its proposed values). The response and any material in support thereof shall be provided to the Neutral and the other Parties and will not be longer than five (5) pages in length using 12-point font and margins of at least one (1) inch on all sides of letter-sized paper.

(D)	The Neutral shall have the right to meet with the Parties as necessary to inform the Neutral’s determination. Within fifteen (15) days of the receipt by the Neutral of both Parties’ responses, the Neutral shall select the values for C and D as proposed by one of the Parties that as a whole is the most fair and reasonable to the Parties in light of the totality of the circumstances. The Neutral must select the values for C and D as proposed by one or the other of the Parties; the Neutral may not combine or otherwise modify the Parties’ proposals. The decision of the Neutral will then be final and be applied to the calculation required in Section 4.01(F)(ii) under the License Agreement for any applicable time period until such time as any Party raises an issue that there is a material change to fair market value of either C (fair market value of the Licensed

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

Product) or D (fair market value of the Independent Subproduct) which the Parties are not able to agree on. The Neutral’s decision will also identify the winner of the arbitration and order the loser to pay all of the winner’s attorneys’ fees associated with the resolution of this dispute as well as all fees and costs of the Neutral and the CPR Institute for Dispute Resolution.

ARTICLE XI.    GENERAL PROVISIONS

11.01 Confidentiality. It is contemplated that in the course of the performance of this Agreement (the “Permitted Use”) each Party may, from time to time, disclose Confidential Information to the other. Each Party agrees to use reasonable efforts: i) to not use the other Party’s Confidential Information except for the Permitted Use or as required to comply with laws or with legal process; ii) to take all reasonable steps, but no less than the steps it takes to keep its own Confidential Information confidential, to prevent disclosure to a third party except that the Receiving Party may disclose or permit the disclosure of any Confidential Information to its directors, officers, employees, consultants, students, and advisors who are informed of the confidential nature of such Confidential Information and who need to know such Confidential Information for the purposes of this Agreement; and (iii) allow its trustees or directors, officers, employees, consultants, students, and advisors to reproduce the Confidential Information to the extent necessary for the purposes of this Agreement, with all such reproductions being considered as Confidential Information. No provision of this Agreement will be construed to preclude such disclosure of Confidential Information as may be necessary or appropriate to: (A) obtain from any governmental agency any necessary approval or license or to obtain patents that are to be included in Patent Rights, or (B) where the University or MIT is the receiving party from Licensee, for University or MIT to provide Licensee’s Confidential Information to each other and/or HHMI, when required for the performance of the Licensor’s obligations under its JIAAs, PPA, MOU, HHMI Collaboration Agreement, or any other agreements pertaining to the Patent Rights. The obligations of confidentiality set forth in this Section 11.01 shall survive termination of this Agreement for a period of three (3) years. Notwithstanding the forgoing, if the Licensor terminates this Agreement in accordance with Section 9.02, the University and/or MIT may provide any of Licensee’s information to a third party for purposes of attempting to

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

relicense any of the Patent Rights. Notwithstanding any other provision of this Agreement, Licensee agrees not to disclose to Licensor any information that may be subject to export controls under any applicable laws or regulations, including but not limited to the Export Administration Regulations of the United States Department of Commerce, the International Traffic in Arms Regulations of the Department of State, and the Office of Foreign Assets Control of the Department of Treasury.

11.02 Amendment and Waiver. This Agreement may be amended only by an instrument in writing signed by an authorized officer of each Party. No provision of or right under this Agreement will be deemed to have been amended or waived by any act or acquiescence on the part of any Party, its agents or employees, but only by an instrument in writing signed by an authorized officer of each Party. No waiver by a Party of any breach of this Agreement by another Party will be effective as to any other breach, whether of the same or any other term or condition and whether occurring before or after the date of such waiver.

11.03 Independent Contractors. Each Party represents that it is acting on its own behalf as an independent contractor and is not acting as an agent for or on behalf of any third party. This Agreement and the relations hereby established by and between the Licensor and Licensee do not constitute a partnership, joint venture, agency or contract of employment between them.

11.04 Assignment.

(A)	This license is personal to the Licensee. Without prior written consent of Licensor, this Agreement may be assigned or transferred by Licensee: (i) to an Affiliate (and only for so long as said Affiliate remains an Affiliate); or (ii) in connection with any merger, consolidation or reorganization of Licensee; provided, that (a) Licensee shall deliver written notice to Licensor at least thirty (30) days prior to any such proposed assignment, such notice to include the assignee’s contact information as well as a description of all of the material terms and conditions of the agreement (as well as any changes thereto, as applicable, within the thirty (30) day notice period) between Licensee and the proposed assignee, (b) the proposed assignee agrees in writing to assume all obligations and liabilities of Licensee hereunder, and (c) Licensee is not in default of any of its obligations under this Agreement (including without limitation

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

payment of any amounts due under this Agreement and/or diligence obligations) at the time of such proposed assignment. Any attempt by Licensee to transfer/assign this Agreement in violation of these restrictions will be null and void. Moreover, any attempt by Licensee to transfer/assign this Agreement in violation of these restrictions will immediately terminate this Agreement.

(B)	Without prior written consent of Licensor, this Agreement may be assigned or transferred by Licensee in connection with any sale of all, or substantially all, of a Licensee’s assets related to the Patent Rights provided that (a) Licensee shall deliver written notice to Licensor at least thirty (30) days prior to any such proposed assignment, such notice to include the assignee’s contact information as well as a description of all of the material terms and conditions of the agreement (as well as any changes thereto, as applicable, within the thirty (30) day notice period) between Licensee and the proposed assignee, (b) the proposed assignee agrees in writing to assume all obligations and liabilities of Licensee hereunder, and (c) Licensee is not in default of any of its obligations under this Agreement (including without limitation payment of any amounts due under this Agreement and/or diligence obligations) at the time of such proposed assignment. Any attempt by Licensee to transfer/assign this Agreement in violation of these restrictions will be null and void. Moreover, any attempt by Licensee to transfer/assign this Agreement in violation of these restrictions will immediately terminate this Agreement. Any such assignment requires payment to Licensor of an amount to be agreed upon by Licensee and Licensor at the time of said proposed assignment (the “Assignment Fee”). No attempt to assign this Agreement will be valid and enforceable in the absence of the payment of said Assignment Fee to Licensor.

(C)	Licensee, or its permitted assignee, will within ten (10) business days of the effective date of any assignment permitted under Sections 11.04(A) or 11.04(B), notify Licensor of the assignment and advise if the assignee does not qualify for ‘small entity’ status in accordance with 37 C.F.R. §1.27.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

11.05 Successors and Assigns. This Agreement will bind and inure to the benefit of the Parties hereto and their respective successors and permitted assigns.

11.06 Use of Names.

(A)	Neither Party will use the name of the other Party or any staff member, officer, employee or student of the other Party or any adaptation thereof in any advertising, promotional or sales literature, publicity or in any document employed to obtain funds or financing without the prior written approval of the Party or individual whose name is to be used; provided that Licensee and/or University may state that Licensed Products are based on research originally carried out at Boston University and that Licensee is licensed by the University under the Patent Rights so long as such statement(s) do not suggest Boston University’s endorsement of the Licensed Products, Licensed Processes or the Licensee. Licensee may, without seeking permission of University, make reference to publications authored or co-authored by the inventor(s). Licensee will submit to University for review and approval, which approval will not be unreasonably withheld or delayed, any references to Licensed Products, this Agreement, the University or the inventors in submissions required by the Securities and Exchange Commission or any stock exchange or market system on which its shares are listed or being considered for listing. For the University and its officers, employees and students, such approval will be obtained from the Managing Director of the University’s Office of Technology Development or its successor. In addition, the University may disclose the name of Licensee in publications by University.

(B)	Further, as it relates to MIT, Licensee and its Affiliates and Sublicensees shall not use the name of “Massachusetts Institute of Technology,” “Lincoln Laboratory” or any variation, adaptation, or abbreviation thereof, or of any of its trustees, officers, faculty, students, employees, or agents, or any trademark owned by MIT, or any terms of this Agreement in any promotional material or other public announcement or disclosure without the prior written consent of MIT, which consent MIT may withhold in its sole discretion. Such approval shall be obtained from MIT’s Technology Licensing Office. The foregoing notwithstanding, without the consent of MIT, Licensee may make factual statements during the term of this Agreement that Licensee has a license in MIT’s

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

interest under one or more of the patents and/or patent applications comprising the Patent Rights in business literature. Such statements may not be used in marketing, promotion, or advertising.

11.07 Notices. All communications hereunder will be in writing and will be sent to the addresses set forth below, or such other address as a Party may specify by notice sent in accordance with this Section:

If to the University:

Boston University

Office of Technology Development

53 Bay State Road

Boston, MA 02215

Attention: Executive Director, Intellectual Property & Licensing

Facsimile:      617-358-6207

Email:            [***]

with a copy to:

Boston University

Office of the General Counsel

125 Bay State Road

Boston, MA 02115

Attention: General Counsel

Facsimile:      617-353-5529

If to MIT:

Massachusetts Institute of Technology

Technology Licensing Office

255 Main Street, Kendall Center, NE18-501

Cambridge, MA 02142

Phone:            617-253-6966

Facsimile:      617-250-6790

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

If to Licensee, to the Licensee Notice Address set forth in the Principal Terms & Milestones List. Notices, statements, reports or requests required or permitted hereunder will be in writing and will be deemed effective and properly given when sent by any courier (e.g. FedEx) that provides evidence of delivery, registered or certified mail, Express Mail, e-mail (provided that delivery to the recipient is confirmed) or by confirmed facsimile transmission to the recipient as indicated above or such other recipient as may, in the future, be designated by University, MIT or Licensee by such communication.

11.08 Severability. In the event any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability will not affect any other term or provision hereof. The Parties agree that they will negotiate in good faith or will permit a court to replace any provision hereof so held invalid, illegal or unenforceable with a valid provision that is as similar as possible in substance to the invalid, illegal or unenforceable provision.

11.09 Conflict or Inconsistency. In the event of any conflict or inconsistency between the terms and conditions hereof and any terms or conditions set forth in any purchase order, sponsored research agreement, confidentiality agreement, material transfer agreement, terms sheet or other document relating to, or affecting, the transactions contemplated by this Agreement, the terms and conditions set forth in this Agreement will prevail.

11.10 Captions. Captions of the sections and subsections of this Agreement are for reference purposes only and do not constitute terms or conditions of this Agreement and will not limit or affect the terms and conditions hereof.

11.11 Word Meanings. Words such as herein, hereinafter, hereof and hereunder refer to this Agreement as a whole and not merely to a section or paragraph in which such words appear, unless the context otherwise requires. The singular will include the plural, and each masculine, feminine and neuter reference will include and refer also to the others, unless the context otherwise requires.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

11.12 Entire Agreement. This Agreement contains the entire understanding of the Parties hereto with respect to the transactions and matters contemplated hereby, supersedes all prior agreements and understandings relating to the subject matter hereof, and no representations, inducements, promises or agreements, whether oral or otherwise, between such Parties not contained herein or incorporated herein by reference will be of any force or effect. No provision of this Agreement will be interpreted in favor of, or against, any of the Parties by reason of the extent to which any such Party or its counsel participated in the drafting thereof or by reason of the extent to which any such provision is inconsistent with any prior draft of this Agreement or such provision.

11.13 Third Party Beneficiary. HHMI is not a party to this Agreement and has no liability to any licensee, sublicensee, or user of anything covered by this Agreement, but HHMI is an intended third-party beneficiary of this Agreement and certain of its provisions are for the benefit of HHMI and are enforceable by HHMI in its own name.

11.14 Counterparts. This Agreement may be executed in multiple counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument. Facsimile or PDF copies of this Agreement will be enforceable as originals. This Agreement may be executed electronically/digitally in compliance with the Massachusetts Uniform Electronic Transactions Act (MUETA) Mass. Gen. Laws ch. 110G and/or The Electronic Signatures In Global And National Commerce Act (ESIGN) 15 USC ch. 96. Persons signing this document agree that, if used, electronic/digital signatures are intended to authenticate this writing and to have the same force and effect as the use of manual signatures.

[signature page follows]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed by their respective duly authorized officers, and have duly delivered and executed this Agreement under seal as of the Effective Date.

MASSACHUSETTS INSTITUTE OF TECHNOLOGY		TRUSTEES OF BOSTON UNIVERSITY

By:	/s/ Lesley Millar-Nicholson	By:	/s/ Martin J. Howard
Name:	Lesley Millar-Nicholson	Name:	Martin J. Howard
Title: Date:	Director Technology Licensing Office March 8, 2017	Title:	Senior Vice President, Chief Financial Officer & Treasurer
		Date:	Mar 7, 2017

By:	/s/ Maria Zuber
Name:	Maria Zuber, PhD.
Title:	Vice President for Research
Date:	04.03.17

SYNLOGIC, INC.

By:	/s/ JC Gutierrez-Ramos
Name:	JC Gutierrez-Ramos
Title:	President and CEO
Date:	March 7, 2017

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

Schedule 1

Definitions

When used as capitalized terms in the License Agreement to which this Schedule 1 is attached, the following terms will have the respective meanings set forth below:

ADR has the meaning set forth in Section 10.05(A).

Affiliate means with respect to any person or Entity, any other person or Entity that controls, is controlled by or is under common control with the specified person or Entity. As used in this definition, the term ‘control’ means: (a) direct or indirect control of at least fifty percent (50%) of the voting stock of an Entity; or (b) in the absence of ownership of at least fifty percent (50%) of the voting stock of the Entity, or in the case of a non-corporate Entity or person, possession of, directly or indirectly, the power to direct or cause the direction of the management and policies of such person or Entity.

Agreement means the license agreement to which this Schedule 1 is attached, together with all Schedules and Exhibits annexed thereto, as the same shall be modified and in effect from time to time.

Assignment Fee has the meaning set forth in Section 11.04(B).

BMCC has the meaning set forth in Section 2.04.

Breaching Sublicensee has the meaning set forth in Section 9.02(A).

BU Legal Fees means the legal fees which Licensee agreed to reimburse to University for legal services provided by outside legal counsel engaged by the University to review and advise the University on the Licensee’s LLC and equity structure provided that Licensee’s obligation to reimburse the University for these legal fees shall not exceed [***] dollars ($[***]).

Calendar Quarter means each three month period of the Calendar Year beginning on January 1, April 1, July 1 and October 1.

Calendar Year means the period of January 1 through December 31.

Claim means any issued, unexpired, valid claim or pending claim contained in the Patent Rights. For purposes of this definition, valid claim means any claim that has not been: i) formally disclaimed by University or MIT as applicable; ii) dedicated to the public by University or MIT as applicable; or iii) held to be invalid or unenforceable by a final judgment of a court or administrative agency of competent jurisdiction from which no appeal can be, or is, taken.

Clinical Trial has the meaning set forth in Section 2.03(K)(i).

Collaboration has the meaning set forth in Section 2.03(K)(iii).

Combination Product means any product comprised of a combination of: (i) a Licensed Product; and (ii) any active ingredient(s), device(s), delivery system(s) or other technology(ies) for which rights are not included in the license granted under this Agreement but, with respect to said item(s) in (ii), which may each or collectively form the basis for a separately saleable product (an “Independent Subproduct”).

Commercialization has the meaning specified in the Principal Terms & Milestones List.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Sch.1-1

CONFIDENTIAL TREATMENT REQUESTED

Company means Synlogic, Inc., a corporation with a principal place of business at 200 Sidney Street, Suite 320, Cambridge, MA 02139.

Confidential Information means all confidential and proprietary information and data of one party that is provided by that party (the “disclosing party”) to the other party (the “receiving party”) hereunder in written or other tangible medium and marked as confidential at the time of disclosure, except any portion thereof which:

(a)	was known to the receiving party, before receipt thereof under this Agreement, as evidenced by the receiving party’s written record;

(b)	is or becomes generally known through no fault of the receiving party;

(c)	was provided to the receiving party by a third party, provided that such information was lawfully disclosed by such third party free of restrictions upon disclosure and, to the receiving party’s knowledge, without breach of any obligation to the disclosing party;

(d)	is independently developed by persons at the receiving party not having knowledge of, or access to, the Confidential Information; or

(e)	is disclosed pursuant to valid court order or other governmental directive, so long as receiving party has provided to the disclosing party immediate notice of such order or directive so as to enable the disclosing party to interpose appropriate objections thereto.

Contract Research has the meaning set forth in Section 2.03(K)(ii).

Corresponding Milestone Payment has the meaning set forth in Section 4.01(B).

Current Market Value means, as to any issuance of equity by Licensee in connection with a Sublicense: (i) if there is no public market for Licensee’s securities as of the date of the issuance, [***] percent ([***]%) of the then most recent per-share price that was paid in a substantial transaction by a bona fide non-employee third party in respect of Licensee equity; and (ii) if the issuance is Licensee’s Initial Public Offering, the offering price of such securities to the public; and (iii) otherwise, the ten (10) (business) day average of: (A) the closing prices for such securities on any exchange for which such securities are listed (or if listed on multiple exchanges then the highest closing price on any exchange on the day a price is to be determined); or (B) the average of the bid and ask prices of the securities in the over the counter summary, in either case as published in the Wall Street Journal for the ten (10) business days prior to the earlier of: (1) the date the investment is made; and (2) the day before the first public disclosure of the investment on any major news or financial wire service.

Development Plan means a document covering the principal research and development activities to be achieved in order to bring Licensed Products to market.

Diagnostics Field of Use has the meaning set forth in the Principal Terms & Milestones List.

Effective Date has the meaning set forth in the preamble to this Agreement.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Sch.1-2

CONFIDENTIAL TREATMENT REQUESTED

End-User means any person or Entity whose use of a product or Licensed Product results in utilization, consumption, destruction, loss of activity or loss of value of said product or Licensed Product.

Entity means any corporation, association, partnership (general or limited), joint venture, trust, estate, limited liability company, limited liability partnership or other legal entity or organization.

Equity Agreement(s) means: 1) the agreement between the Licensee and the University pursuant to which the University receives an equity interest in the Licensee, and which agreement shall be in, or substantially in, the form attached hereto as Exhibit C; and 2) the agreements between the Licensee and MIT (and/or MIT’s agent, Omega Cambridge SPV, L.P.) pursuant to which MIT receives an equity interest in the Licensee, and which agreements shall be in, or substantially in, the form attached hereto as Exhibits D and E.

Exclusive Period means the Term of the licenses granted pursuant to Section 2.01 (A) and (B) unless such period of exclusivity is earlier terminated by the Licensor pursuant to Section 9.02(A).

First Commercial Sale means the sale of a Licensed Product by Licensee (or Permitted Sublicensee) to any third party in an arm’s length transaction anywhere in the world.

Government Rights means the rights of the United States of America or other government entity in subject matter licensed under this Agreement, including without limitation those set forth in 35 U.S.C. §200 et seq. or any successor thereto, as well as federal regulations promulgated thereunder, all as modified and in effect from time to time, and the University’s Subcontract Agreement from Brandeis University, as modified, under NSF grant number EF-0425719 and the University’s Research Subaward Agreement 571003609 from MIT under Air Force Office of Scientific Research (AFOSR) Prime Award No. FA9550-14-1-0060.

HHMI means the Howard Hughes Medical Institute.

HHMI Claim has the meaning specified in Section 7.03(B).

HHMI Collaboration Agreement means that certain Collaboration Agreement between HHMI and University made as of September 1, 2008.

HHMI Indemnitees has the meaning specified in Section 7.03(B).

HHMI License has the meaning specified in Section 2.05.

Indemnitee Claim has the meaning specified in Section 7.03(A).

Indemnitees has the meaning specified in Section 7.03(A).

Independent Subproduct has the meaning specified in the definition of Combination Product.

Information means research results, toxicology data, assays, preclinical data, prototypes, mask works, manufacturing processes including cell lines and unused, unexpired amounts of Licensed Products, clinical results, regulatory submissions, approvals, customer lists, papers, photographs, computer programs and databases, manuals, prototypes, models, plans, drawings, designs, formulations, specifications, methods, techniques, formulas, supplier lists, engineering information, price lists, costing information, accounting and financial data, profit margin, marketing and sales data, and/or strategic plans related to the Patent Rights.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Sch.1-3

CONFIDENTIAL TREATMENT REQUESTED

Initial Public Offering means the first underwritten public offering of Common Stock of the Licensee for the account of the Licensee registered under the Securities Act of 1933, as amended.

Institutions has the meaning specified in Section 2.04.

Internal Research Field of Use has the meaning specified in the Principal Terms & Milestones List.

Issue Fee has the meaning specified in Section 4.01(A).

Issue Fee Due Date has the meaning specified in Section 4.01(A).

JIAAs mean those certain Joint Invention Administration Agreements entered into between University and MIT as follows: (i) the Joint Invention Administration Agreement effective as of 3/05/2008, as amended by the First Amendment to Joint Invention Administration Agreement between said parties having an Effective Date of March 18, 2009 with regard to [***], (ii) the Joint Invention Administration Agreement effective as of 2/19/10 with regard to [***], and (iii) the Joint Invention Administration Agreement effective as of July 3, 2014 with regard to [***].

Label License means a non-exclusive sublicense right to practice a Licensed Process that is granted directly and solely to an End-User by the Licensee or a Permitted Sublicensee and which is fully compliant with the terms, conditions and obligations set forth in Section 2.03(J), and wherein said sublicense right is memorialized: i) on a product label; ii) on product packaging; and/or iii) on an insert that accompanies a product sold to the End-User so that said End-User may use said product said End-User purchased (and only in the amounts purchased) for its intended purpose.

Licensed Process means any process that is covered in whole or in part by a Claim.

Licensed Product means any product or product part that: (a) is covered by a Claim; or (b) is made by using a Licensed Process; or (c) is employed to practice a Licensed Process.

Licensee means the Company and its Affiliates.

Licensee Fiscal Year has the meaning set forth in the Principal Terms & Milestones List.

Licensee Notice Address means the address so identified in the Principal Terms & Milestones List.

Licensee Notice E-mail means the e-mail so identified in the Principal Terms & Milestones List.

Licensee Notice Facsimile means the facsimile number so identified in the Principal Terms & Milestones List.

Licensor has the meaning set forth in the preamble to the Agreement.

Limited Sublicense Rights has the meaning specified in Section 2.03(K).

Lump Sum Amount has the meaning set forth in Section 4.01(E).

Market Countries means:

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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(a)	All current and future Organization for Economic Cooperation and Development (OECD) countries, presently consisting of Australia, Austria, Belgium, Canada, Czech Republic, Denmark, Finland, France, Germany, Greece, Hungary, Iceland, Ireland, Italy, Republic of Korea, Japan, Luxembourg, Mexico, the Netherlands, New Zealand, Norway, Poland, Portugal, Spain, Sweden, Switzerland, Turkey, the UK, and the United States; and

(b)	All current and future members of the European Union not otherwise members of the OECD; and

(c)	People’s Republic of China, India, Malaysia, Russian Federation, Singapore, and Taiwan.

Milestone means each of the events so identified in the Principal Terms & Milestones List.

Milestone Date means for any Milestone, the date appearing opposite such Milestone in the Principal Terms & Milestones List.

Milestone Payment means for any Milestone, the dollar amount appearing opposite such Milestone in the Principal Terms & Milestones List.

Minimum Royalty Amount (or MRA) means for: (a) any year identified in the Principal Terms & Milestones List under the phrase “Minimum Royalty Amount”, the dollar amount appearing opposite the designation of such year; and (b) any year thereafter during the Exclusive Period, an amount equal to the highest Minimum Royalty Amount for any previous year; and (c) any year after the termination of the Exclusive Period, zero.

MIT Unfunded Countries has the meaning set forth in Section 6.04(A).

MOU means that certain Memorandum of Understanding entered into between University and MIT effective as of September 10, 2014, as amended by the First Amendment to Memorandum of Understanding having an effective date as of October 18, 2015, to supersede certain provisions of the JIAAs to facilitate the joint administration of the Option Agreement and this Agreement.

MRA Year means the period identified in the Principal Terms & Milestones List and defined in Section 4.01(C).

National Phase has the meaning given by the World Intellectual Property Organization with respect to patent prosecution activity under the Patent Cooperation Treaty.

National Phase Entry means, entry into the National Phase under the Patent Cooperation Treaty as defined by the World Intellectual Property Organization (WIPO).

Net Sales means all gross amounts billed to any person or Entity at the earliest of the date of invoice, shipment or payment in respect of the making, having made, use, lease, sale, offer for sale and/or importation of Licensed Products and/or practice of Licensed Processes, without regard to whether the intended use is testing or evaluation, including, without limitation, all amounts for a Combination Product, less the sum of the following amounts:

(a)	to the extent separately stated on purchase orders, invoices, or other documents of sale, any sales and use taxes, tariffs, duties and the like imposed directly and with reference to particular sales or leases on a Licensed Product or Licensed Process which is paid by or on behalf of Company; plus

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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CONFIDENTIAL TREATMENT REQUESTED

(b)	outbound shipping, transportation, delivery, packaging and/or cost of insurance prepaid or actually allowed; plus

(c)	amounts allowed on credits or returns; plus

(d)	discounts allowed in amounts customary in the trade to the extent actually allowed and taken; plus

(e)	sales to Public Sector entities in Non-Suit Countries for end use in Non-Suit Countries;

provided that: no deductions will be made in respect of: (A) commissions paid to salespersons or sales agencies (without regard to whether employed by Licensee or a Permitted Sublicensee, or engaged as an independent contractor); or (B) the cost of collections. In the case of transfer of Licensed Products among Company and any Affiliate and/or Permitted Sublicensee for which there is to be a subsequent sale to a third party End User, Net Sales will be calculated based on the invoice amount when subsequently sold to a third party. For the avoidance of any doubt, if Licensee or a Permitted Sublicensee consumes a Licensed Product or practices a Licensed Process in activity associated with performing a service for a third party (including any testing or evaluation), Net Sales will be calculated on all gross amounts billed to said third party at the earliest of the date of invoice, shipment or payment for all activity associated with the performance of said service.

For the avoidance of any doubt, if a Licensed Product is sold as part of a Combination Product, Net Sales will be calculated in accordance with the terms of Section 4.01(F) (and Section 10.05 if applicable).

Neutral has the meaning specified in Section 10.05.

Non-Suit Countries means all countries other than Market Countries.

Option Agreement means that certain Option Agreement by and between Licensee (as “Optionee”), MIT and the University (as “Optionor”) effective as of October 17, 2014.

Orange Book Patent Right(s) means any US patent assigned to or co-assigned to Licensee or any Permitted Sublicensee that is listed or co-listed with any patent included in Patent Rights in the FDA’s listing “Approved Drug Products with Therapeutic Equivalence Evaluations,” commonly known as the Orange Book.

Other Licenses means the agreements described in Exhibit F.

Parent means Synlogic, LLC, a Delaware limited liability company and its successors and assigns.

Party has the meaning set forth in the Preamble of the Agreement.

Parties has the meaning set forth in the Preamble of the Agreement.

Patent-Based Royalty Percentage has the meaning set forth in the Principal Terms & Milestones List.

Patent Costs means all costs, fees and/or expenses of any kind incurred in respect of the Patent Rights and paid by Licensor or invoiced to Licensor, including without limitation: (i) all

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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CONFIDENTIAL TREATMENT REQUESTED

attorneys’ fees and patent filing fees; (ii) all travel costs of Licensor employees to patent examiner interviews, interference proceedings, derivation proceedings and appeals; (iii) all costs and fees associated with interference or derivation proceedings, post-grant review proceedings, inter-partes review proceedings, ex-parte review proceedings, any reexamination proceedings, and/or reissuance proceedings; and (iv) any maintenance and annuity fees.

Patent Costs Invoice has the meaning set forth in Section 6.05(B).

Patent List means Exhibit A and Exhibit B annexed hereto as they may be amended and in effect from time to time.

Patent Rights means all of the following University and MIT intellectual property:

(a) the patents and/or patent applications identified in the Patent List (including the PCT application(s) and/or the U.S. utility application(s) filed on or before the one-year conversion date of any such provisional applications); (b) any patent application(s) that claim(s) priority to and is/are a continuation, continuations-in-part, divisional, reissue, renewal, reexamination, substitution or extension of any patent application identified in (a); (c) any patents issuing on any of the patent applications identified in (a) or (b), including any reissues, renewals, reexaminations, substitutions or extensions thereof; and (d) if the Territory includes countries other than the United States, any foreign counterpart(s) (including PCTs) of the foregoing and any patents which issue thereon, provided that Claim(s) in any said continuations-in-part not identified in the Patent List as of the Effective Date will only be included in Patent Rights to the extent any said Claim(s) of said continuations-in-part is/are directed to subject matter specifically described in a patent or patent application identified in the original Patent List (i.e. the Patent List as of the Effective Date). For the avoidance of doubt, no other inventions or patent rights are included in the meaning of Patent Rights except as expressly set forth in this definition.

Permitted Sublicensee means any non-Affiliate Entity granted a Sublicense that is permitted by this Agreement.

Permitted Use has the meaning set forth in Section 11.01.

Preexisting Rights has the meaning set forth in Section 2.06(B).

Prior Patent Costs has the meaning set forth in Section 6.05(A).

Prior Patent Costs Due Date has the meaning set forth in Section 6.05(A).

Private Sector will mean entities other than Public Sector entities.

Progress Report means a written report summarizing Licensee’s progress toward the goals and objectives outlined in the Development Plan and including, without limitation, reasonably detailed summaries of: (i) development and commercialization of Licensed Products; (ii) collaborations with third parties and sublicensing efforts; (iii) progress toward completing milestones described in the Principal Terms & Milestones List; (iv) key management changes and total number of employees; (v) scientific goals for the next year; (vi) summary of any payments due under ARTICLE IV; and (vii) any other company information which may materially adversely impact Licensee’s ability to develop Licensed Product.

Public Sector will include:

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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CONFIDENTIAL TREATMENT REQUESTED

(a)	the sovereign government of a country;

(b)	agencies of the United Nations and the World Health Organization;

(c)	organizations which are members of the International Committee of the Red Cross and Red Crescent;

(d)	international charitable agencies (also known as Non-Governmental Agencies) including but not limited to Oxfam, Medecins Sans Frontieres, and so forth;

(e)	organizations substantially supported by philanthropic organizations including but not limited to the Bill and Melinda Gates Foundation, the Rockefeller Foundation and so forth, specifically including global product development and distribution public-private partnerships.

Quarterly Report has the meaning set forth in Section 5.02.

Research Tool has the meaning specified in the Principal Terms & Milestones List.

Reserved Rights has the meaning set forth in Section 2.04.

Royalties has the meaning set forth in Section 4.01.

Running Royalties has the meaning set forth in Section 4.01(D).

Running Royalty Amount means, for activity of Licensee in respect of any Calendar Quarter during the Term, the product of Net Sales of Licensed Products and/or Licensed Processes by Licensee only in each country of the Territory in which the applicable making, having made, use, lease, sale, offer for sale, importation or other transfer would infringe a Claim in the absence of the license granted in Section 2.01, multiplied by the Patent-Based Royalty Percentage for the applicable Field of Use specified in the Principal Terms & Milestones List (expressed as a decimal); provided that in the event that a single Licensed Product or Licensed Process is sold for use in both the: (i) Therapeutic Field of Use and (ii) the Theranostic Field of Use and/or the Diagnostic Field of Use, only the higher Patent-Based Royalty Percentage ([***]%) shall be applied.

Scheduled Fees has the meaning set forth in Section 4.01(G) and Schedule 2.

Sister Agreement means that certain Exclusive Patent License Agreement by and between Massachusetts Institute of Technology and Licensee, effective as of November 9, 2015, as amended or modified from time to time.

Sister Lump Sums has the meaning set forth in Section 4.01(G)(ii).

Sister Royalties has the meaning set forth in Section 4.01(G)(ii).

Sublicense means (i) any right granted, license given or agreement entered into formally or de facto by Licensee (or a Permitted Sublicensee in accordance with Section 2.03(F)) to or with another person or Entity, under or with respect to the rights granted to Licensee under Section 2.01 of this Agreement or otherwise permitting the development, manufacture, marketing, distribution, use and/or sale of Licensed Products and/or Licensed Processes; (ii) any option or other right granted by Company to any other person or Entity to negotiate for or receive any of the rights described under clause (i); (iii) any standstill or similar obligation undertaken by Licensee toward another person or Entity not to grant any of the rights described in clause (i) or (ii) to any third party, in each case regardless of whether such grant of rights,

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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CONFIDENTIAL TREATMENT REQUESTED

license given or agreement entered into is referred to or is described as a sublicense; or (iv) any agreement by Licensee (or a Permitted Sublicensee in accordance with Section 2.03(F)) not to assert Patent Rights against another person or Entity.

Sublicense Lump Sum Percentage has the meaning set forth in the Principal Terms & Milestones List.

Sublicensee Royalty Revenue Percentage has the meaning set forth in the Principal Terms & Milestones List.

Sublicensee Running Royalty Amount means, in respect of any Calendar Quarter during the Term, the amount of cash payments received by Licensee from a Permitted Sublicensee for any royalties paid pursuant to a Sublicense for the Net Sales of Licensed Products and/or Licensed Processes by said Permitted Sublicensee in each country of the Territory in which the applicable making, having made, use, lease, sale, offer for sale, importation or other transfer would infringe a Claim in the absence of the license in Section 2.01.

Sublicensing Revenue means any consideration received by Licensee, the stockholders of Company or an Affiliate from a third party as consideration for the Sublicense of any of the rights granted under Section 2.01, including without limitation any royalties (other than Running Royalties due under Section 4.01(D)(ii)), any initial payments, closing payments, technology access fees, upfront fees, license issue fees, license maintenance fees, option exercise payments, and milestone payments (net of any amount payable to University under Section 4.01(E)(ii) for a substantially equivalent milestone event as defined therein), purchases of equity between parties to a Sublicense to the extent the amount received in respect of any such equity purchase exceeds the then Current Market Value of such equity, assumed debt obligations in lieu of payments, and payment(s) of royalties for past infringement (except as otherwise provided in Section 8.02(B) and Section 8.06), or other such payments or fees, including the fair market value of any non-cash consideration (only as permitted by University in writing after consultation – See also Section 2.03(C)) but net of any tax or similar withholding obligations imposed by any tax or other government authority(ies) that are not reasonably recoverable by Licensee. For the avoidance of doubt, Sublicensing Revenue will not include:

(i)	Sublicensee Running Royalty Amount;

(ii)	payments actually received by Licensee from a Permitted Sublicensee for the purposes of funding Licensee’s costs of bona fide research and development activities directed toward products and processes, including Licensed Products and/or Licensed Processes, but only to the extent that Licensee can demonstrate that (i) such costs are incurred after the date of such Sublicense pursuant to a written research and development plan and budget for the reasonable and necessary costs and expenses directly allocable to Licensee’s performance of those research and development activities, both as mutually agreed between Licensee and such Permitted Sublicensee, and (ii) such payments are only used to pay for: (a) the purchase, lease or use of equipment, supplies, raw materials, products or services, or (b) the use of employees and consultants, to achieve a bona fide research and/or development goal for the commercialization of products and processes, including Licensed Products and/or Licensed Processes, as indicated for example by their inclusion as specific line items in the budget for the research and development plan;

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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CONFIDENTIAL TREATMENT REQUESTED

(iii)	payments received and applied to any out-of-pocket expenses related to the filing, prosecution, protection, defense, enforcement and maintenance of patents and patent applications; and

(iv)	payments made as consideration for the issuance of equity or debt securities of Licensee at fair market value (excluding amounts in excess of the fair market value of such securities).

Sublicensing Royalty Revenue means all payments associated with Running Royalties under Section 4.01(D)(ii).

Term means with respect to any license granted by the Licensor under this Agreement, the period beginning on the Effective Date and terminating in accordance with ARTICLE IX.

Territory has the meaning specified in the Principal Terms & Milestones List.

Therapeutic Field of Use has the meaning specified in the Principal Terms & Milestones List.

Theranostic Field of Use has the meaning specified in the Principal Terms & Milestones List.

Therapeutic Licensed Product shall mean a Licensed Product used in the Therapeutic Field of Use.

Third Party Royalties means running royalties which Licensee owes to one or more third parties pursuant to one or more licenses to intellectual property rights entered into by Licensee to avoid infringement of such rights by the practice of the Patent Rights in the manufacture, use, or sale of any Licensed Product, or to avoid infringement-related litigation with respect to the practice of the Patent Rights, as determined by Licensee in its reasonable discretion and which are calculated on substantially the same basis as Running Royalties on Net Sales under this Agreement, but excluding royalties payable under the Sister Agreement.

Trade Dress will mean the physical appearance of Product as sold in any Market Country by Licensee, including but not limited to such characteristics as shape, color, tradename, trademark, service mark, etc.

World Intellectual Property Organization means the specialized agency of the United Nations charged with developing a balance and accessible international intellectual property system (see: http://www.wipo.int/portal/index.html.en).

Wyss Institute means the Wyss Institute at Harvard University.

Unfunded Countries has the meaning set forth in Section 6.04(B).

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Schedule 2

Scheduled Fees

The production of Licensed Products and/or practice of Licensed Processes may require payment of license fees, milestones, royalties and/or other payments to the Massachusetts Institute of Technology under the Sister Agreement.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT A

US PATENT RIGHTS

BU/MIT Docket No.	USSN/ Patent No.	Title	Inventors	Filed/ Issued
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exh. A-1

CONFIDENTIAL TREATMENT REQUESTED

BU/MIT Docket No.	USSN/ Patent No.	Title	Inventors	Filed/ Issued
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exh. A-2

CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT B

FOREIGN PATENT RIGHTS

BU/MIT Docket No.	Country	PCT / Patent No.	Title	Inventors	Filed/ Issued
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exh. B-1

CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT C

UNIVERSITY

SYNLOGIC, LLC

EQUITY AGREEMENT

This Equity Agreement (the “Agreement”), effective as of April 3, 2017 (the “Effective Date”), is by and between Synlogic, LLC., a Delaware limited liability company with a principal address at 200 Sidney Street, Suite 320, Cambridge, MA 02139 (the “Company”), and Trustees of Boston University, a Massachusetts non-profit corporation with a principal address at One Silber Way, Boston, MA 02215 (the “University”).

WHEREAS, the Company desires and the University has agreed pursuant to the terms of a License Agreement between University and Massachusetts Institute of Technology and the Company’s wholly owned subsidiary Synlogic, Inc. (“Licensee”) dated as of October 18, 2015 (the “License Agreement”) to license certain technology for which the University shall be entitled to certain royalty payments as set forth therein and, additionally, Common Units (as defined below) on the terms set forth herein; and

WHEREAS, the parties hereto are willing to execute this Agreement to effect the purchase and sale of such Common Units and to be bound by the provisions hereof.

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the University and the Company hereby agree as follows:

1. Definitions

(a) “Capital Units” shall mean, individually, the Common Units or Preferred Units, and, collectively, the Common Units and the Preferred Units.

(b) “Common Units” shall mean the Company’s Common Units, as defined and described in the Operating Agreement.

(c) “Eligible Financing” shall mean the first capital raising transaction after which the Company will have raised aggregate gross proceeds of [***] U.S. dollars ($[***]) or more (inclusive of all amounts raised in such transaction up to but not exceeding [***] U.S. dollars ($[***]), including debt obligations that convert into Capital Units and any capital raising transaction occurring before such transaction).

(d) “Exempted Securities” shall have the meaning ascribed to such term in the Operating Agreement.

(e) “Fully Diluted Capitalization” shall mean, at a specified time, without double counting, the sum of (a) the number of Capital Units outstanding at such time, (b) the number of shares of Capital Units issuable upon the conversion, exercise or exchange of all securities or rights, including options and warrants, outstanding at such time, and (c) the number of Incentive Units outstanding at such time.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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CONFIDENTIAL TREATMENT REQUESTED

(f) “Incentive Units” shall mean the Company’s Incentive Units, as defined and described in the Operating Agreement.

(g) “IPO” shall mean the Company’s first underwritten public offering of its Capital Units or successor securities under the Securities Act (as defined below).

(h) “New Securities” shall mean new Capital Units of the Company, or any warrants, options or rights to purchase Capital Units or any securities convertible into or exchangeable for Capital Units (or any warrants, options or rights with respect to such convertible or exchangeable securities), excluding any Exempted Securities

(i) “Operating Agreement” means the operating agreement of the Company dated as of February 11, 2016, as amended or modified.

(j) “Preferred Units” shall mean the Company’s Preferred Units, as defined and described in the Operating Agreement.

2. Sale and Issuance of Common Units.

(a) Subject to the terms and conditions of this Agreement, and in partial consideration of the license granted to the Licensee pursuant to the License Agreement, the Company will hereby issue and deliver to the University at the closing [***] ([***]) Common Units which, as of the closing date of the Eligible Financing, equals [***] percent ([***]%) of the Company’s Fully Diluted Capitalization immediately following such issuance (such Common Units issued to the University are referred to herein as the “Units”).

(b) The obligations of the Company hereunder are subject to the fulfillment of each of the following conditions:

(i) The University shall have executed and delivered the License Agreement; and

(ii) All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that may be required in connection with the lawful issuance and sale of the Units pursuant to this Agreement shall have been duly obtained and shall be effective at the closing, other than filings which are required to be made after the closing and which will be duly made on a timely basis.

3. Representations.

a) Representations and Warranties of the University. The University represents, warrants and acknowledges that the University: (a) has had an opportunity to ask questions of and receive answers from a Company representative concerning the terms and conditions of this investment; (b) is acquiring the Units for the University’s own account for the purpose of

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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CONFIDENTIAL TREATMENT REQUESTED

investment, and not with a view to any resale or other distribution thereof in violation of the Securities Act of 1933, as amended (the “Securities Act”); (c) is a sophisticated investor with such knowledge and experience in financial and business matters as to be able to evaluate the merits and risks of an investment in the Units; (d) is able to and must bear the economic risk of the investment in the Units for an indefinite period of time because the Units have not been registered under the Securities Act, and therefore, cannot be offered or sold unless the Units are subsequently registered under the Securities Act or an exemption from such registration is available; and (e) that the University is an “accredited investor” as that term is defined in Regulation D under the Securities Act. The University acknowledges and understands that the Common Units have not been registered under the Securities Act, nor registered pursuant to the provisions of the securities laws or other laws of any other applicable jurisdictions, in reliance on exemptions for private offerings contained in Section 4(2) of the Securities Act and in the laws of such jurisdictions. The University further understands that the Company has no intention and is under no obligation to register the Units under the Securities Act or to comply with the requirements for any exemption that might otherwise be available, or to supply the University with any information necessary to enable the University to make routine sales of the Units under Rule 144 or any other rule of the Securities and Exchange Commission.

b) Representations and Warranties of the Company. The Company represents and warrants to the University that:

i. The Company is a limited liability company validly existing under the laws of the State of Delaware with full limited liability company power to own or lease its properties and to conduct its business in the manner and in the places where such properties are owned or leased or such business is conducted by it.

ii. As of May 15, 2015, the closing date of the Eligible Financing, for purposes of calculating the Units issuable under the License Agreement and hereunder, the Fully Diluted Capitalization was [***] shares (units), prior to consummating the transactions contemplated by this Agreement, as follows:

1) [***] shares of Common Stock;

2) [***] shares of Preferred Stock; and

3) An additional [***] shares of Common Stock granted as options or reserved for issuance under the Stock Plan.

iii. All currently issued and outstanding shares of Company Capital Units are duly authorized and were issued free of any preemptive rights under the Delaware Limited Liability Company Act or the Operating Agreement. When the Units are issued to the University pursuant to this Agreement, they will be duly authorized, and issued free of any preemptive rights under the Delaware Limited Liability Company Act or the Operating Agreement.

iv. All limited liability company action required to be taken by the Company’s Board of Directors and members in order to authorize the Company to execute and

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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CONFIDENTIAL TREATMENT REQUESTED

deliver this Agreement and to perform its obligations hereunder has been taken. This Agreement has been duly and validly executed and delivered by the Company and constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

v. Neither the execution, delivery or performance of this Agreement nor the performance of the transactions contemplated hereby, will: (i) constitute a breach or violation of the Company’s Operating Agreement; (ii) constitute (with or without the passage of time or the giving of notice) a breach of, or default under any material agreement, instrument or obligation to which the Company is a party or by which its assets are bound; or (iii) violate any court order, judgment, administrative order, writ, decree, stipulation, arbitration award or injunction or statute, law, ordinance, rule and regulation applicable to the Company.

vi. Consummation of the Eligible Financing occurred on May 15, 2015.

4. Pre-Emptive Rights. If at any time after the issuance and delivery of the Units to the University pursuant to this Agreement, the Company shall issue or sell any New Securities of the Company (other than Exempted Securities), the Company shall offer to sell such additional New Securities to the University at a purchase price equal to and on the same terms the Company offers to other investors in order to maintain the University’s proportional ownership of the Fully Diluted Capitalization calculated in accordance with this paragraph. Within thirty (30) days following the sale of New Securities by the Company, the Company shall deliver a notice to the University (the “Offer Notice”) stating the terms of the New Securities and the opportunity for the University to purchase New Securities. By giving written notice within thirty (30) days after the date of the Offer Notice, the University may elect to purchase, at the price and on the terms specified in the Offer Notice, such number of shares of New Securities required for the University to maintain its proportional ownership of the Fully-Diluted Capitalization after giving effect to the issuance of all New Securities (including New Securities purchased by the University under this paragraph). The exercise or non-exercise by the University of its rights pursuant to this paragraph shall be without prejudice to its rights under this paragraph with respect to any future sales of New Securities. The covenants set forth in this paragraph shall terminate and be of no further force or effect (i) immediately before the consummation of an IPO, or (ii) when the Company first becomes subject to the periodic reporting requirements of Section 12(g) or 15(d) of the Exchange Act of 1934, whichever event occurs first.

5. Miscellaneous Provisions.

(a) Legends. The University acknowledges that all certificates evidencing the Units shall bear a legend in substantially the following form, in addition to all other legends required by law or any other agreements to which the University is a party:

“THE UNITS REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.”

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exh. C-4

CONFIDENTIAL TREATMENT REQUESTED

(b) Adjustment for Unit Splits, Dividends, etc.

(i) If from time to time during the term of this Agreement there is any split-up, dividend, distribution or other reclassification of the Common Units of the Company, any and all new, substituted or additional securities to which the University is entitled by reason of its ownership of Units shall be automatically subject to the restrictions on transfer and the other provisions of this Agreement in the same manner and to the same extent as the shares of Units.

(ii) If the Units are converted into or exchanged for, or stockholders of the Company receive by reason of any distribution in total or partial liquidation, securities of another corporation or other property (including cash), or pursuant to any merger or consolidation of the Company or acquisition of its assets, then the rights of the Company under this Agreement shall apply to the securities or other property received upon such conversion, exchange, distribution, merger or consolidation in the same manner and to the same extent as the Units.

(c) Notice. Any notice required by the terms of this Agreement shall be given in writing and shall be deemed effective upon (i) personal delivery; (ii) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient, and if not so confirmed, then on the next business day; (iii) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt; or (iv) five (5) days after deposit with the United States Postal Service, by registered or certified mail, return receipt requested, with postage and fees prepaid. Notice shall be addressed to the Company at its principal executive office and to the University at the address that he or she most recently provided to the Company in writing.

(d) Entire Agreement. This Agreement, together with the License Agreement and Operating Agreement (in either case, as the same may be amended or restated from time to time), constitutes the entire understanding between the parties hereto with regard to the subject matter hereof, and supersedes any other agreements, representations or understandings (whether oral or written and whether express or implied) which relate to the subject matter hereof.

(e) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties hereto.

(f) Choice of Law. This Agreement shall be governed by, and construed and enforced in accordance with, the General Corporation Law of the State of Delaware as to matters within the scope thereof, and as to all other matters shall be governed by, and construed and enforced in accordance with, the internal laws of the Commonwealth of Massachusetts without giving effect to the conflicts of laws principles thereof.

(g) Severability. The parties hereby agree that each provision herein shall be treated as a separate and independent clause, and the unenforceability of any one clause shall in no way impair the enforceability of any of the other clauses herein. In case any provisions (or portions thereof) contained in this Agreement shall, for any reason, be held invalid, illegal or

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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CONFIDENTIAL TREATMENT REQUESTED

unenforceable in any respect, the parties agree that such invalidity, illegality or unenforceability shall not affect the other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein. If, moreover, any one or more of the provisions contained in this Agreement shall for any reason be held to be excessively broad as to duration, geographical scope, activity or subject so as to be unenforceable at law, University agrees that such provision or provisions shall be construed by the appropriate judicial body by limiting and reducing it or them, so as to be enforceable to the extent compatible with the applicable law as it shall then appear.

(h) Amendments; Waivers. This Agreement may only be amended or modified in writing signed by the University and the Company. No party shall be deemed to waive any rights hereunder unless such waiver is in writing and signed by such party. A waiver in writing on or more occasions shall not be deemed to be a waiver for any future occasions.

(i) Counterparts. This Agreement may be executed in counterparts, each of which when executed and delivered shall constitute a duplicate original, but all counterparts together shall constitute one and the same instrument. Facsimile or PDF copies of this Agreement will be enforceable as originals. This Agreement may be executed electronically/digitally in compliance with the Massachusetts Uniform Electronic Transactions Act (MUETA) Mass. Gen. Laws ch. 110G and/or The Electronic Signatures In Global And National Commerce Act (ESIGN) 15 USC ch. 96. Persons signing this document agree that, if used, electronic/digital signatures are intended to authenticate this writing and to have the same force and effect as the use of manual signatures.

(j) Captions. Captions are for convenience only and are not deemed to be part of this Agreement.

(k) Joinder to Operating Agreement. The University hereby acknowledges and agrees with the Company that it is hereby a signatory and party to the Operating Agreement as of the date first written above and thus subject to all terms and conditions of the Operating Agreement applicable to each Member holding Common Units of the Company.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement under seal as of the Effective Date.

TRUSTEES OF BOSTON UNIVERSITY	SYNLOGIC, LLC

/s/ Martin J. Howard	/s/ JC Gutierrez-Ramos
Name: Martin J. Howard	Name: JC Gutierrez-Ramos
Title: Treasurer	Title: President and CEO

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT D

MIT

SYNLOGIC, LLC

EQUITY AGREEMENT

This Equity Agreement (the “Agreement”), effective as of April 3, 2017 (the “Effective Date”), is by and between Synlogic, LLC., a Delaware limited liability company with a principal address at 200 Sidney Street, Suite 320, Cambridge, MA 02139 (the “Company”), and the Massachusetts Institute of Technology, a Massachusetts non-profit corporation with a principal address at 77 Massachusetts Avenue, Cambridge, Massachusetts 02139 (“MIT”).

WHEREAS, the Company desires and MIT has agreed pursuant to the terms of a License Agreement between Trustees of Boston University and MIT and the Company’s wholly owned subsidiary Synlogic, Inc. (“Licensee”) dated as of October 18, 2015 (the “License Agreement”) to license certain technology for which MIT shall be entitled to certain royalty payments as set forth therein and, additionally, Common Units (as defined below) on the terms set forth herein; and

WHEREAS, MIT has instructed Company to issue and deliver [***] percent ([***]%) of MIT’s portion of the Company’s Common Units in the name of Omega Cambridge SPV, L.P.; and

WHEREAS, the parties hereto are willing to execute this Agreement to effect the purchase and sale of such Common Units and to be bound by the provisions hereof.

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, MIT and the Company hereby agree as follows:

1. Definitions

(a) “Capital Units” shall mean, individually, the Common Units or Preferred Units, and, collectively, the Common Units and the Preferred Units.

(b) “Common Units” shall mean the Company’s Common Units, as defined and described in the Operating Agreement.

(c) “Eligible Financing” shall mean the first capital raising transaction after which the Company will have raised aggregate gross proceeds of [***] U.S. dollars ($[***]) or more (inclusive of all amounts raised in such transaction up to but not exceeding [***] U.S. dollars ($[***]), including debt obligations that convert into Capital Units and any capital raising transaction occurring before such transaction).

(d) “Exempted Securities” shall have the meaning ascribed to such term in the Operating Agreement.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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CONFIDENTIAL TREATMENT REQUESTED

(e) “Fully Diluted Capitalization” shall mean, at a specified time, without double counting, the sum of (a) the number of Capital Units outstanding at such time, (b) the number of shares of Capital Units issuable upon the conversion, exercise or exchange of all securities or rights, including options and warrants, outstanding at such time, and (c) the number of Incentive Units outstanding at such time.

(f) “Incentive Units” shall mean the Company’s Incentive Units, as defined and described in the Operating Agreement.

(g) “IPO” shall mean the Company’s first underwritten public offering of its Capital Units or successor securities under the Securities Act (as defined below).

(h) “New Securities” shall mean new Capital Units of the Company, or any warrants, options or rights to purchase Capital Units or any securities convertible into or exchangeable for Capital Units (or any warrants, options or rights with respect to such convertible or exchangeable securities), excluding any Exempted Securities

(i) “Operating Agreement” means the operating agreement of the Company dated as of February 11, 2016, as amended or modified.

(j) “Preferred Units” shall mean the Company’s Preferred Units, as defined and described in the Operating Agreement.

2. Sale and Issuance of Common Units.

(a) Subject to the terms and conditions of this Agreement, and in partial consideration of the license granted to the Licensee pursuant to the License Agreement, the Company will hereby issue and deliver to MIT at the closing [***] ([***]) Common Units which, as of the closing date of the Eligible Financing, equals [***] percent ([***]%) of the Company’s Fully Diluted Capitalization immediately following such issuance (such Common Units issued to MIT are referred to herein as the “Units”).

(b) The obligations of the Company hereunder are subject to the fulfillment of each of the following conditions:

(i) MIT shall have executed and delivered the License Agreement; and

(ii) All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that may be required in connection with the lawful issuance and sale of the Units pursuant to this Agreement shall have been duly obtained and shall be effective at the closing, other than filings which are required to be made after the closing and which will be duly made on a timely basis.

3. Representations.

(a) Representations and Warranties of MIT. MIT represents, warrants and

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exh. D-2

CONFIDENTIAL TREATMENT REQUESTED

acknowledges that MIT: (a) has had an opportunity to ask questions of and receive answers from a Company representative concerning the terms and conditions of this investment; (b) is acquiring the Units for MIT’s own account for the purpose of investment, and not with a view to any resale or other distribution thereof in violation of the Securities Act of 1933, as amended (the “Securities Act”); (c) is a sophisticated investor with such knowledge and experience in financial and business matters as to be able to evaluate the merits and risks of an investment in the Units; (d) is able to and must bear the economic risk of the investment in the Units for an indefinite period of time because the Units have not been registered under the Securities Act, and therefore, cannot be offered or sold unless the Units are subsequently registered under the Securities Act or an exemption from such registration is available; and (e) that MIT is an “accredited investor” as that term is defined in Regulation D under the Securities Act. MIT acknowledges and understands that the Common Units have not been registered under the Securities Act, nor registered pursuant to the provisions of the securities laws or other laws of any other applicable jurisdictions, in reliance on exemptions for private offerings contained in Section 4(2) of the Securities Act and in the laws of such jurisdictions. MIT further understands that the Company has no intention and is under no obligation to register the Units under the Securities Act or to comply with the requirements for any exemption that might otherwise be available, or to supply MIT with any information necessary to enable MIT to make routine sales of the Units under Rule 144 or any other rule of the Securities and Exchange Commission.

(b) Representations and Warranties of the Company. The Company represents and warrants to MIT that:

i. The Company is a limited liability company validly existing under the laws of the State of Delaware with full limited liability company power to own or lease its properties and to conduct its business in the manner and in the places where such properties are owned or leased or such business is conducted by it.

ii. As of May 15, 2015, the closing date of the Eligible Financing, for purposes of calculating the Units issuable under the License Agreement and hereunder, the Fully Diluted Capitalization was [***] shares (units), prior to consummating the transactions contemplated by this Agreement, as follows:

1) [***] shares of Common Stock;

2) [***] shares of Preferred Stock; and

3) An additional [***] shares of Common Stock granted as options or reserved for issuance under the Stock Plan.

iii. All currently issued and outstanding shares of Company Capital Units are duly authorized and were issued free of any preemptive rights under the Delaware Limited Liability Company Act or the Operating Agreement. When the Units are issued to MIT pursuant to this Agreement, they will be duly authorized, and issued free of any preemptive rights under the Delaware Limited Liability Company Act or the Operating Agreement.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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CONFIDENTIAL TREATMENT REQUESTED

iv. All limited liability company action required to be taken by the Company’s Board of Directors and members in order to authorize the Company to execute and deliver this Agreement and to perform its obligations hereunder has been taken. This Agreement has been duly and validly executed and delivered by the Company and constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

v. Neither the execution, delivery or performance of this Agreement nor the performance of the transactions contemplated hereby, will: (i) constitute a breach or violation of the Company’s Operating Agreement; (ii) constitute (with or without the passage of time or the giving of notice) a breach of, or default under any material agreement, instrument or obligation to which the Company is a party or by which its assets are bound; or (iii) violate any court order, judgment, administrative order, writ, decree, stipulation, arbitration award or injunction or statute, law, ordinance, rule and regulation applicable to the Company.

vi. Consummation of the Eligible Financing occurred on May 15, 2015.

4. Pre-Emptive Rights. If at any time after the issuance and delivery of the Units to MIT pursuant to this Agreement, the Company shall issue or sell any New Securities of the Company (other than Exempted Securities), the Company shall offer to sell such additional New Securities to MIT at a purchase price equal to and on the same terms the Company offers to other investors in order to maintain MIT’s proportional ownership of the Fully Diluted Capitalization calculated in accordance with this paragraph. Within thirty (30) days following the sale of New Securities by the Company, the Company shall deliver a notice to MIT (the “Offer Notice”) stating the terms of the New Securities and the opportunity for MIT to purchase New Securities. By giving written notice within thirty (30) days after the date of the Offer Notice, MIT may elect to purchase, at the price and on the terms specified in the Offer Notice, such number of shares of New Securities required for MIT to maintain its proportional ownership of the Fully-Diluted Capitalization after giving effect to the issuance of all New Securities (including New Securities purchased by MIT under this paragraph). The exercise or non-exercise by MIT of its rights pursuant to this paragraph shall be without prejudice to its rights under this paragraph with respect to any future sales of New Securities. The covenants set forth in this paragraph shall terminate and be of no further force or effect (i) immediately before the consummation of an IPO, or (ii) when the Company first becomes subject to the periodic reporting requirements of Section 12(g) or 15(d) of the Exchange Act of 1934, whichever event occurs first.

5. Miscellaneous Provisions.

(a) Legends. MIT acknowledges that all certificates evidencing the Units shall bear a legend in substantially the following form, in addition to all other legends required by law or any other agreements to which MIT is a party:

“THE UNITS REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.”

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exh. D-4

CONFIDENTIAL TREATMENT REQUESTED

(b) Adjustment for Unit Splits, Dividends, etc.

(i) If from time to time during the term of this Agreement there is any split-up, dividend, distribution or other reclassification of the Common Units of the Company, any and all new, substituted or additional securities to which MIT is entitled by reason of its ownership of Units shall be automatically subject to the restrictions on transfer and the other provisions of this Agreement in the same manner and to the same extent as the shares of Units.

(ii) If the Units are converted into or exchanged for, or stockholders of the Company receive by reason of any distribution in total or partial liquidation, securities of another corporation or other property (including cash), or pursuant to any merger or consolidation of the Company or acquisition of its assets, then the rights of the Company under this Agreement shall apply to the securities or other property received upon such conversion, exchange, distribution, merger or consolidation in the same manner and to the same extent as the Units.

(c) Notice. Any notice required by the terms of this Agreement shall be given in writing and shall be deemed effective upon (i) personal delivery; (ii) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient, and if not so confirmed, then on the next business day; (iii) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt; or (iv) five (5) days after deposit with the United States Postal Service, by registered or certified mail, return receipt requested, with postage and fees prepaid. Notice shall be addressed to the Company at its principal executive office and to MIT at the address that he or she most recently provided to the Company in writing.

(d) Entire Agreement. This Agreement, together with the License Agreement and Operating Agreement (in either case, as the same may be amended or restated from time to time), constitutes the entire understanding between the parties hereto with regard to the subject matter hereof, and supersedes any other agreements, representations or understandings (whether oral or written and whether express or implied) which relate to the subject matter hereof.

(e) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties hereto.

(f) Choice of Law. This Agreement shall be governed by, and construed and enforced in accordance with, the General Corporation Law of the State of Delaware as to matters within the scope thereof, and as to all other matters shall be governed by, and construed and enforced in accordance with, the internal laws of the Commonwealth of Massachusetts without giving effect to the conflicts of laws principles thereof.

(g) Severability. The parties hereby agree that each provision herein shall be treated as a separate and independent clause, and the unenforceability of any one clause shall in no way impair the enforceability of any of the other clauses herein. In case any provisions (or portions thereof) contained in this Agreement shall, for any reason, be held invalid, illegal or unenforceable in any respect, the parties agree that such invalidity, illegality or unenforceability shall not affect the other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein. If, moreover,

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exh. D-5

CONFIDENTIAL TREATMENT REQUESTED

any one or more of the provisions contained in this Agreement shall for any reason be held to be excessively broad as to duration, geographical scope, activity or subject so as to be unenforceable at law, MIT agrees that such provision or provisions shall be construed by the appropriate judicial body by limiting and reducing it or them, so as to be enforceable to the extent compatible with the applicable law as it shall then appear.

(h) Amendments; Waivers. This Agreement may only be amended or modified in writing signed by MIT and the Company. No party shall be deemed to waive any rights hereunder unless such waiver is in writing and signed by such party. A waiver in writing on or more occasions shall not be deemed to be a waiver for any future occasions.

(i) Counterparts. This Agreement may be executed in counterparts, each of which when executed and delivered shall constitute a duplicate original, but all counterparts together shall constitute one and the same instrument. Facsimile or PDF copies of this Agreement will be enforceable as originals. This Agreement may be executed electronically/digitally in compliance with the Massachusetts Uniform Electronic Transactions Act (MUETA) Mass. Gen. Laws ch. 110G and/or The Electronic Signatures In Global And National Commerce Act (ESIGN) 15 USC ch. 96. Persons signing this document agree that, if used, electronic/digital signatures are intended to authenticate this writing and to have the same force and effect as the use of manual signatures.

(j) Captions. Captions are for convenience only and are not deemed to be part of this Agreement.

(k) Joinder to Operating Agreement. MIT hereby acknowledges and agrees with the Company that it is hereby a signatory and party to the Operating Agreement as of the date first written above and thus subject to all terms and conditions of the Operating Agreement applicable to each Member holding Common Units of the Company.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement under seal as of the Effective Date.

MASSACHUSETTS INSTITUTE OF TECHNOLOGY	SYNLOGIC, LLC

/s/ Lesley Millar-Nicholson	/s/ JC Gutiérrez-Ramos
Name: Lesley Millar-Nicholson	Name: JC Gutiérrez-Ramos
Title: Director Technology Licensing Office	Title: President and CEO

Address for Notices:

Director

MIT Technology Licensing Office, NE18-501

255 Main Street, Kendall Square

Cambridge, MA 02142

Tel: (617) 253-6966

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exh. D-6

CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT E

OMEGA CAMBRIDGE SPV, L.P.—SYNLOGIC, LLC

EQUITY AGREEMENT

This Equity Agreement (the “Agreement”), effective as of April 3, 2017 (the “Effective Date”), is by and between Synlogic, LLC., a Delaware limited liability company with a principal address at 200 Sidney Street, Suite 320, Cambridge, MA 02139 (the “Company”), and Omega Cambridge SPV, L.P., a Delaware corporation with a principal address at 185 Dartmouth St., Suite 502, Boston, MA 02116 (“Omega”).

WHEREAS, the Company desires and the Massachusetts Institute of Technology (“MIT”) has agreed pursuant to the terms of a License Agreement between Trustees of Boston University and MIT and the Company’s wholly owned subsidiary Synlogic, Inc. (“Licensee”) dated as of October 18, 2015 (the “License Agreement”) to license certain technology for which MIT shall be entitled to certain royalty payments as set forth therein and, additionally, Common Units (as defined below) on the terms set forth herein; and

WHEREAS, MIT has instructed Company to issue and deliver [***] percent ([***]%) of MIT’s portion of the Company’s Common Units in the name of Omega Cambridge SPV, L.P.; and

WHEREAS, the parties hereto are willing to execute this Agreement to effect the purchase and sale of such Common Units and to be bound by the provisions hereof.

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Omega and the Company hereby agree as follows:

1. Definitions

(a) “Capital Units” shall mean, individually, the Common Units or Preferred Units, and, collectively, the Common Units and the Preferred Units.

(b) “Common Units” shall mean the Company’s Common Units, as defined and described in the Operating Agreement.

(c) “Eligible Financing” shall mean the first capital raising transaction after which the Company will have raised aggregate gross proceeds of [***] U.S. dollars ($[***]) or more (inclusive of all amounts raised in such transaction up to but not exceeding [***] U.S. dollars ($[***]), including debt obligations that convert into Capital Units and any capital raising transaction occurring before such transaction).

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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CONFIDENTIAL TREATMENT REQUESTED

(d) “Exempted Securities” shall have the meaning ascribed to such term in the Operating Agreement.

(e) “Fully Diluted Capitalization” shall mean, at a specified time, without double counting, the sum of (a) the number of Capital Units outstanding at such time, (b) the number of shares of Capital Units issuable upon the conversion, exercise or exchange of all securities or rights, including options and warrants, outstanding at such time, and (c) the number of Incentive Units outstanding at such time.

(f) “Incentive Units” shall mean the Company’s Incentive Units, as defined and described in the Operating Agreement.

(g) “IPO” shall mean the Company’s first underwritten public offering of its Capital Units or successor securities under the Securities Act (as defined below).

(h) “New Securities” shall mean new Capital Units of the Company, or any warrants, options or rights to purchase Capital Units or any securities convertible into or exchangeable for Capital Units (or any warrants, options or rights with respect to such convertible or exchangeable securities), excluding any Exempted Securities

(i) “Operating Agreement” means the operating agreement of the Company dated as of February 11, 2016, as amended or modified.

(j) “Preferred Units” shall mean the Company’s Preferred Units, as defined and described in the Operating Agreement.

2. Sale and Issuance of Common Units.

(a) Subject to the terms and conditions of this Agreement, and in partial consideration of the license granted to the Licensee pursuant to the License Agreement, the Company will hereby issue and deliver to Omega at the closing [***] ([***]) Common Units which, as of the closing date of the Eligible Financing, equals [***] percent ([***]%) of the Company’s Fully Diluted Capitalization immediately following such issuance (such Common Units issued to Omega are referred to herein as the “Units”).

(b) The obligations of the Company hereunder are subject to the fulfillment of each of the following conditions:

(i) MIT shall have executed and delivered the License Agreement; and

(ii) All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that may be required in connection with the lawful issuance and sale of the Units pursuant to this Agreement shall have been duly obtained and shall be effective at the closing, other than filings which are required to be made after the closing and which will be duly made on a timely basis.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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CONFIDENTIAL TREATMENT REQUESTED

3. Representations.

(a) Representations and Warranties of Omega. Omega represents, warrants and acknowledges that Omega: (a) has had an opportunity to ask questions of and receive answers from a Company representative concerning the terms and conditions of this investment; (b) is acquiring the Units for Omega’s own account for the purpose of investment, and not with a view to any resale or other distribution thereof in violation of the Securities Act of 1933, as amended (the “Securities Act”); (c) is a sophisticated investor with such knowledge and experience in financial and business matters as to be able to evaluate the merits and risks of an investment in the Units; (d) is able to and must bear the economic risk of the investment in the Units for an indefinite period of time because the Units have not been registered under the Securities Act, and therefore, cannot be offered or sold unless the Units are subsequently registered under the Securities Act or an exemption from such registration is available; and (e) that Omega is an “accredited investor” as that term is defined in Regulation D under the Securities Act. Omega acknowledges and understands that the Common Units have not been registered under the Securities Act, nor registered pursuant to the provisions of the securities laws or other laws of any other applicable jurisdictions, in reliance on exemptions for private offerings contained in Section 4(2) of the Securities Act and in the laws of such jurisdictions. Omega further understands that the Company has no intention and is under no obligation to register the Units under the Securities Act or to comply with the requirements for any exemption that might otherwise be available, or to supply Omega with any information necessary to enable Omega to make routine sales of the Units under Rule 144 or any other rule of the Securities and Exchange Commission.

(b) Representations and Warranties of the Company. The Company represents and warrants to Omega that:

i. The Company is a limited liability company validly existing under the laws of the State of Delaware with full limited liability company power to own or lease its properties and to conduct its business in the manner and in the places where such properties are owned or leased or such business is conducted by it.

ii. As of May 15, 2015, the closing date of the Eligible Financing, for purposes of calculating the Units issuable under the License Agreement and hereunder, the Fully Diluted Capitalization was [***] shares (units), prior to consummating the transactions contemplated by this Agreement, as follows:

1) [***] shares of Common Stock;

2) [***] shares of Preferred Stock; and

3) An additional [***] shares of Common Stock granted as options or reserved for issuance under the Stock Plan.

iii. All currently issued and outstanding shares of Company Capital

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exh. E-3

CONFIDENTIAL TREATMENT REQUESTED

Units are duly authorized and were issued free of any preemptive rights under the Delaware Limited Liability Company Act or the Operating Agreement. When the Units are issued to Omega pursuant to this Agreement, they will be duly authorized, and issued free of any preemptive rights under the Delaware Limited Liability Company Act or the Operating Agreement.

iv. All limited liability company action required to be taken by the Company’s Board of Directors and members in order to authorize the Company to execute and deliver this Agreement and to perform its obligations hereunder has been taken. This Agreement has been duly and validly executed and delivered by the Company and constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

v. Neither the execution, delivery or performance of this Agreement nor the performance of the transactions contemplated hereby, will: (i) constitute a breach or violation of the Company’s Operating Agreement; (ii) constitute (with or without the passage of time or the giving of notice) a breach of, or default under any material agreement, instrument or obligation to which the Company is a party or by which its assets are bound; or (iii) violate any court order, judgment, administrative order, writ, decree, stipulation, arbitration award or injunction or statute, law, ordinance, rule and regulation applicable to the Company.

vi. Consummation of the Eligible Financing occurred on May 15, 2015.

4. Pre-Emptive Rights. If at any time after the issuance and delivery of the Units to Omega pursuant to this Agreement, the Company shall issue or sell any New Securities of the Company (other than Exempted Securities), the Company shall offer to sell such additional New Securities to Omega at a purchase price equal to and on the same terms the Company offers to other investors in order to maintain Omega’s proportional ownership of the Fully Diluted Capitalization calculated in accordance with this paragraph. Within thirty (30) days following the sale of New Securities by the Company, the Company shall deliver a notice to Omega (the “Offer Notice”) stating the terms of the New Securities and the opportunity for Omega to purchase New Securities. By giving written notice within thirty (30) days after the date of the Offer Notice, Omega may elect to purchase, at the price and on the terms specified in the Offer Notice, such number of shares of New Securities required for Omega to maintain its proportional ownership of the Fully-Diluted Capitalization after giving effect to the issuance of all New Securities (including New Securities purchased by Omega under this paragraph). The exercise or non-exercise by Omega of its rights pursuant to this paragraph shall be without prejudice to its rights under this paragraph with respect to any future sales of New Securities. The covenants set forth in this paragraph shall terminate and be of no further force or effect (i) immediately before the consummation of an IPO, or (ii) when the Company first becomes subject to the periodic reporting requirements of Section 12(g) or 15(d) of the Exchange Act of 1934, whichever event occurs first.

5. Miscellaneous Provisions.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exh. E-4

CONFIDENTIAL TREATMENT REQUESTED

(a) Legends. Omega acknowledges that all certificates evidencing the Units shall bear a legend in substantially the following form, in addition to all other legends required by law or any other agreements to which Omega is a party:

“THE UNITS REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.”

(b) Adjustment for Unit Splits, Dividends, etc.

(i) If from time to time during the term of this Agreement there is any split-up, dividend, distribution or other reclassification of the Common Units of the Company, any and all new, substituted or additional securities to which Omega is entitled by reason of its ownership of Units shall be automatically subject to the restrictions on transfer and the other provisions of this Agreement in the same manner and to the same extent as the shares of Units.

(ii) If the Units are converted into or exchanged for, or stockholders of the Company receive by reason of any distribution in total or partial liquidation, securities of another corporation or other property (including cash), or pursuant to any merger or consolidation of the Company or acquisition of its assets, then the rights of the Company under this Agreement shall apply to the securities or other property received upon such conversion, exchange, distribution, merger or consolidation in the same manner and to the same extent as the Units.

(c) Notice. Any notice required by the terms of this Agreement shall be given in writing and shall be deemed effective upon (i) personal delivery; (ii) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient, and if not so confirmed, then on the next business day; (iii) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt; or (iv) five (5) days after deposit with the United States Postal Service, by registered or certified mail, return receipt requested, with postage and fees prepaid. Notice shall be addressed to the Company at its principal executive office and to Omega at the address that he or she most recently provided to the Company in writing.

(d) Entire Agreement. This Agreement, together with the License Agreement and Operating Agreement (in either case, as the same may be amended or restated from time to time), constitutes the entire understanding between the parties hereto with regard to the subject matter hereof, and supersedes any other agreements, representations or understandings (whether oral or written and whether express or implied) which relate to the subject matter hereof.

(e) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties hereto.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exh. E-5

CONFIDENTIAL TREATMENT REQUESTED

(f) Choice of Law. This Agreement shall be governed by, and construed and enforced in accordance with, the General Corporation Law of the State of Delaware as to matters within the scope thereof, and as to all other matters shall be governed by, and construed and enforced in accordance with, the internal laws of the Commonwealth of Massachusetts without giving effect to the conflicts of laws principles thereof.

(g) Severability. The parties hereby agree that each provision herein shall be treated as a separate and independent clause, and the unenforceability of any one clause shall in no way impair the enforceability of any of the other clauses herein. In case any provisions (or portions thereof) contained in this Agreement shall, for any reason, be held invalid, illegal or unenforceable in any respect, the parties agree that such invalidity, illegality or unenforceability shall not affect the other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein. If, moreover, any one or more of the provisions contained in this Agreement shall for any reason be held to be excessively broad as to duration, geographical scope, activity or subject so as to be unenforceable at law, Omega agrees that such provision or provisions shall be construed by the appropriate judicial body by limiting and reducing it or them, so as to be enforceable to the extent compatible with the applicable law as it shall then appear.

(h) Amendments; Waivers. This Agreement may only be amended or modified in writing signed by Omega and the Company. No party shall be deemed to waive any rights hereunder unless such waiver is in writing and signed by such party. A waiver in writing on or more occasions shall not be deemed to be a waiver for any future occasions.

(i) Counterparts. This Agreement may be executed in counterparts, each of which when executed and delivered shall constitute a duplicate original, but all counterparts together shall constitute one and the same instrument. Facsimile or PDF copies of this Agreement will be enforceable as originals. This Agreement may be executed electronically/digitally in compliance with the Massachusetts Uniform Electronic Transactions Act (MUETA) Mass. Gen. Laws ch. 110G and/or The Electronic Signatures In Global And National Commerce Act (ESIGN) 15 USC ch. 96. Persons signing this document agree that, if used, electronic/digital signatures are intended to authenticate this writing and to have the same force and effect as the use of manual signatures.

(j) Captions. Captions are for convenience only and are not deemed to be part of this Agreement.

(k) Joinder to Operating Agreement. Omega hereby acknowledges and agrees with the Company that it is hereby a signatory and party to the Operating Agreement as of the date first written above and thus subject to all terms and conditions of the Operating Agreement applicable to each Member holding Common Units of the Company.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exh. E-6

CONFIDENTIAL TREATMENT REQUESTED

IN WITNESS WHEREOF, the parties hereto have executed this Agreement under seal as of the Effective Date.

OMEGA CAMBRIDGE SPV, L.P.	SYNLOGIC, LLC

/s/ Richard Lim	/s/ JC Gutiérrez-Ramos
Name: Richard Lim	Name: JC Gutiérrez-Ramos
Title: Director	Title: President and CEO

Address for Notices:

185 Dartmouth St., Suite 502, Boston, MA 02116

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exh. E-7

CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT F

Other License Agreements

(in addition to the Preexisting Rights)

(“Other Licenses”):

(A.)	University Case Number: [***] had previously been licensed to [***] under an Amended and Restated License Agreement dated as of December 1, 2005 of the original License Agreement dated as of February 23, 2000– which was subsequently noted to be intended to be February 23, 2001 consistent with the date of the Equity Agreement entered into as of February 23, 2001 between [***] and University, (collectively, “[***] License”). Under the [***] License, [***] was also granted rights to Technology, Improvements and University Program Improvements (as defined in that [***] License). University sent a letter dated October 22, 2007 providing notice of Material Breach and notice of termination of the [***] License on November 21, 2007 unless [***] cured the Material Breach.

(B.)	University previously entered into a Patent Administration Agreement with [***] effective as of March 19, 2012 (the “[***] PAA”) pursuant to which University granted [***] the sole right and responsibility for licensing University Case Numbers [***] in the Field defined to mean the sale of research tools (such as assays, reagents, kits, materials, instructions, etc.) that are used for research, but specifically excluding synthetic biological systems developed for non-research applications (such as therapeutics, diagnostics, energy products, agriculture, etc.), and the parties have terminated that PAA effective as of September 1, 2013.

(C.)	University Case Numbers: [***] and Technology (as defined in said license) had previously been licensed to [***] under a License Agreement dated as of June 27, 2008 (the “[***] License Agreement”). The [***] License Agreement was terminated pursuant to a letter from [***] to the University dated October 14, 2013 requesting termination of the License Agreement effective as of December 31, 2013, which the University acknowledged and agreed to in its response letter to [***] dated June 26, 2014.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exh. F-1